CT&T
FUNDS

Annual
Report

October 31, 1997



                            [ART WORK APPEARS HERE]




       A Report on the Operations and Performance of Your Investment in
                      Montag & Caldwell Growth Fund
                      Chicago Trust Growth & Income Fund
                      Chicago Trust Talon Fund
                      Chicago Trust Balanced Fund
                      Montag & Caldwell Balanced Fund
                      Chicago Trust Bond Fund
                      Chicago Trust Municipal Bond Fund
                      Chicago Trust Money Market Fund

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor
                                (800) 992-8151

CT&T Funds -- Shareowner Benefits
--------------------------------------------------------------------------------

The CT&T Funds offer a variety of special features and options for shareowners. If you are not already taking advantage of these features and wish to do so, call us! A customer service representative at (800) 992-8151 will help you gain access to our free share owner options.

[ART WORK]
Low Minimum Investments

The minimum initial investment is $2,500 and any subsequent investment is $50.

[ART WORK]
Automatic Investment

You may elect to make regular investments into your account automatically by approving electronic funds transfers into your CT&T Funds. The minimum initial investment for the automatic investment plan is $50.

[ART WORK]
Savings for Retirement

Our easy and convenient IRA offers you a selection of mutual funds especially suitable for your retirement accounts while your assets benefit from tax-deferred growth.

[ART WORK]
Automatic Dividend Reinvestment

You can compound your investment earnings by reinvesting them automatically. Monthly or quarterly dividends and annual capital gain distributions are reinvested free of charge.

[ART WORK]
Exchange Privileges

Should your personal investment needs change, you have the flexibility to move your investments among the CT&T Funds. Transfers between the Funds are free of charge, and simple to make.

[ART WORK]
Check Writing

Free check writing services may be authorized and are available in the Chicago Trust Money Market Fund. The per check minimum is $500.


   Our automated shareowners account information line is available for your convenience 24-hours a day, 7 days a week by calling (800) 992-8151.

Dear Shareowner:

The fiscal year ended October 31, 1997 has been financially rewarding for all investors in our funds. Holders of our equity portfolios have realized returns ranging from 25.2% in the Chicago Trust Growth & Income Fund (Growth & Income) to 34.3% in the Montag & Caldwell Growth Fund (Growth) "I" Class of shares. Our Chicago Trust Talon Fund (Talon) has earned a very impressive 33.5% total return despite holding significant cash reserves throughout the period. Fixed income returns have ranged from 5.1% in our tax-free Municipal Bond Fund to 8.8% in the taxable Bond Fund. Holders of our Money Market Fund have realized a 5.17% return over the past twelve months.

Obviously, there is more information printed about mutual funds than anyone can reasonably read or would want to read. However, on the assumption that most of our shareowners do not read all of the financial advisory publications now available, we thought you might like to know a sample of who has written about our Funds during the last twelve months.

Publication                                                    Date                 Funds
-----------                                                    ----                 -----
Crain's Chicago Business                                 December 23, 1996     Growth & Income
     "Chicago Trust Fund
      Manager Takes Long Views in Stock Picks"

Kiplinger's Magazine                                     March 1997            Growth
     "Best Funds: Investing for College"

Money Magazine                                           March 1997            Growth
     "Invest Like a Millionaire with these Funds"

Ft. Lauderdale Sun-Sentinel                              May 11, 1997          Growth & Income
     "A Few Strong Growth Stocks Power Chicago Trust"

Financial Planning Magazine                              May 1997              Growth & Income, Talon
     "Undiscovered Funds Still Abound"

Louis Rukeyser's Mutual Funds                            September 1997        Growth & Income
     "A Wealth of Experience"

Louis Rukeyser's Mutual Funds                            October 1997          Growth
     "A Global Opportunist"

Money Magazine                                           November 1997         Talon
     "What to Do Now to Protect Your Profits"

It is customary in letters of this sort to fill space with prognostications about the economic and financial outlook. We do not believe that is a very useful exercise in a world where the batting average of most forecasters is less than 50%. Instead, we wish to assure you that despite recent market returns our enthusiasm will remain in check. We will continue to pursue our bottom-up disciplined investment approaches, choosing securities based on fundamentals of the business and our time-tested valuation techniques.

To all of our long-term investors, we hope we have met your expectations. To our newer investors, we thank you for choosing the Chicago Trust/Montag & Caldwell Funds. We will do all that we can to help you reach your financial goals. In March 1998, to enhance and simplify your investment process, we will introduce our website. Thank you for investing with Chicago Trust/Montag & Caldwell Funds.

Sincerely,

/s/ Stuart D. Bilton

Stuart D. Bilton
Chairman

CT&T Funds -- Summary Information
Performance for the Fiscal Year Ended October 31, 1997
-------------------------------------------------------------------------------

                                   Montag & Caldwell Growth Fund
                             Class N (Retail)  Class I (Institutional)              Chicago Trust Growth & Income Fund

Total Returns:
1 Year                            33.82%                 34.26%                                   25.16%

Three Year
Average Annual                       N/A                    N/A                                   26.93%

Average Annual
Since Inception                   31.92%                 33.56%                                   20.78%

Value of $10,000                $22,925               $ 14,724                                   $20,801
from Inception
Date                            11/2/94                6/28/96                                  12/13/93


 Top Ten Holdings     as of October 31, 1997
    Company and        Cisco Systems, Inc.                       4.5%  Federal Home Loan Mortgage Corp.     3.9%
  % of Total Net       Microsoft Corp.                           4.0%  Illinois Tool Works, Inc.            3.9%
      Assets           Gillette Co.                              4.0%  Royal Dutch Petroleum Co., NY, ADR   3.9%
                       Pfizer, Inc.                              3.8%  American International Group, Inc.   3.8%
                       Coca-Cola Co.                             3.8%  Norwest Corp.                        3.8%
                       Procter & Gamble Co.                      3.7%  Cardinal Health, Inc.                3.7%
                       Johnson & Johnson                         3.6%  Pfizer, Inc.                         3.6%
                       Intel Corp.                               3.2%  Microsoft Corp.                      3.5%
                       Oracle Corp.                              3.2%  Newell Co.                           3.3%
                       Home Depot, Inc.                          3.2%  Sysco Corp.                          3.2%


                                 Chicago Trust Talon Fund                    Chicago Trust Balanced Fund

Total Returns:
1 Year                                   33.47%                                     20.10%


Three Year
Average Annual                           26.16%                                      N/A

Average Annual
Since Inception                          26.08%                                     18.20%

Value of $10,000                        $20,582                                    $14,229
from Inception
Date                                    9/19/94                                    9/21/95



 Top Ten Holdings  as of October 31, 1997
    Company and     Mylan Laboratories, Inc.               5.4%  Pfizer, Inc.                        2.3%
  % of Total Net    U. S. Treasury Note, 5.875%, 07/31/99  5.3%  Norwest Corp.                       2.0%
      Assets        Vitalink Pharmacy Services, Inc.       5.1%  American International Group, Inc.  1.9%
                    Robotic Vision Systems, Inc.           5.1%  Schlumberger Ltd.                   1.9%
                    Circus Circus Enterprises, Inc.        4.9%  Federal Home Loan Mortgage Corp.    1.8%
                    North American Vaccine, Inc.           4.9%  Cisco Systems, Inc.                 1.7%
                    Pep Boys -- Manny, Moe & Jack          4.9%  Microsoft Corp.                     1.7%
                    R.R. Donnelley & Sons Co.              4.7%  Illinois Tool Works, Inc.           1.7%
                    Danielson Holdings Corp.               4.4%  MBNA Corp.                          1.7%
                    Equity Office Properties Trust, REIT   4.3%  Newell Co.                          1.5%

CT&T Funds -- Summary Information
Performance for the Fiscal Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                 Montag & Caldwell Balanced Fund                         Chicago Trust Bond Fund
Total Returns:
1 Year                                       24.26%                                            8.84%


Three Year
Average Annual                                N/A                                              9.77%


Average Annual
Since Inception                              22.83%                                            6.56%

Value of $10,000                            $18,509                                           $12,797
from Inception
Date                                        11/2/94                                           12/13/93

Top Ten Holdings          as of October 31, 1997
  Company and             U.S. Treasury Note, 7.250%, 05/15/16    4.1%    U.S. Treasury Bond, 7.125%, 02/15/23            2.3%
 % of Total Net           U.S. Treasury Note, 6.500%, 10/15/06    3.1%    U.S. Treasury Note, 7.250%, 05/15/04            2.2%
     Assets               Cisco Systems, Inc.                     2.5%    U.S. Treasury Note, 7.875%, 08/15/01            2.2%
                          U.S. Treasury Note, 6.500%, 08/15/05    2.5%    U.S. Treasury Note, 7.125%, 02/29/00            2.1%
                          Federal National Mortgage Association,          U.S. Treasury Note, 6.375%, 08/15/02            2.1%
                           7.250%, 01/17/21, CMO, REMIC           2.5%    U.S. Treasury Note, 5.750%, 10/31/00            2.1%
                          U.S. Treasury Note, 5.875%, 02/15/04    2.4%    U.S. Treasury Note, 5.500%, 02/28/99            2.1%
                          Gillette Co.                            2.3%    U.S. Treasury Note, 5.750%, 08/15/03            2.1%
                          Procter & Gamble Co.                    2.2%    U.S. Treasury Note, 5.125%, 11/30/98            2.1%
                          Microsoft Corp.                         2.2%    Chemical Master Credit Card Trust, Class A
                          Johnson & Johnson                       2.2%     5.550%, 09/15/03                               2.1%


                                                      Chicago Trust Municipal Bond Fund
Total Returns:
1 Year                                                              5.13%


Three Year
Average Annual                                                      5.97%


Average Annual
Since Inception                                                     4.07%

Value of $10,000                                                   $11,673
from Inception
Date                                                              12/13/93
Top Ten Holdings          as of October 31, 1997
  Company and             King County, Washington, Series A,              Commonwealth of Puerto Rico, Series A, G.O.
 % of Total Net            G.O., 5.800%, 01/01/04                 4.1%     6.500%, 07/01/03                               3.6%
    Assets                Jordan School District, Utah,                   Clark County, Nevada, School District, G.O.
                           Series A, G.O., 5.250%, 06/15/00       4.0%     6.400%, 06/15/06                               3.1%
                          Cook County, Illinois, Series B, G.O.           Arlington Independent School District, Texas,
                           4.700%, 11/15/01                       3.9%     Refunding, G.O., 5.400%, 02/15/99              3.1%
                          Salt River Project Electric System              Mohave County, AZ, IDA, 6.000%, 07/01/00        3.0%
                           Revenue, AZ, Refunding, Series A,              Tulsa, Oklahoma Metropolitan Utility Authority
                           5.500%, 01/01/05                       3.9%     Revenue, 5.500%, 07/01/00                      2.9%
                          Texas State Water Development Board,
                           G.O. Escrowed to Maturity, 5.000%,
                           08/01/99                               3.7%

CT&T Funds
Montag & Caldwell Growth Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

The Montag & Caldwell Growth Fund (the "Fund") did particularly well in this past fiscal year ended October 31, 1997. The Fund had a total return of 33.8% as compared to a gain of 32.0% for the S&P 500 Index. During this same period, the Lipper Growth Fund Index returned 28.4%. The Fund's multinational consumer, healthcare and technology holdings contributed to the Fund's good results.

The outlook for the stock market continues to be positive. Sustained growth in the economy and corporate profits; continued prospects for low rates of inflation and steady to eventually lower levels of bond yields; and favorable supply/demand factors for equities coupled with guarded views among investors on the stock market outlook suggest a positive backdrop for share prices. It is our view that the recent stock market correction associated with the currency turmoil in Southeast Asia is an "overdue correction" rather than the beginning of a substantial decline in share prices. From January 1, 1995, through September 30, 1997, the S&P 500 Index has provided a total return of 119.3%, so a pullback in share prices was not all that surprising. Our favorable view on the stock market is predicated on the belief that U. S. economic growth will moderate to a non-inflationary rate and that the Federal Reserve is in a flexible position to implement policies that will extend the economic expansion. The currency and financial market turmoil in Southeast Asia should contribute to that moderating process.

We continue to be quite positive on the outlook for shares of high quality growth companies. Because we expect more moderate growth in the U. S. economy and corporate profits in the future, superior and consistent earnings growth rates of these companies will become increasingly attractive. We do not expect the turmoil in Southeast Asia to have a significant impact on the U. S. multinational companies in the Fund. While economic growth will slow in Southeast Asia, the region is not expected to experience an economic downturn as severe as that of Mexico and other Latin American countries during their period of financial stress. Most importantly, the multinational companies in the Portfolio sell consumer non-durable products that we don't think will be affected proportionately by a slowdown. Even in a U.S. recession, demand does not slow significantly for products such as soft drinks, blades and detergent. Also, other areas of the world are showing good growth, which offsets the weakness in Southeast Asia. Such geographic diversity is one of the reasons the Fund's multinational holdings have consistently produced solid earnings over the years.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

                   Cash & Other Net Liabilities            3%
                   Technology                             28%
                   Consumer Non-Durables                  15%
                   Pharmaceuticals                         9%
                   Health Care Services                    7%
                   Retail                                  6%
                   Finance                                 7%
                   Food & Beverage                         6%
                   Other Common Stocks                    19%


  Comparative Performance Measurement: Growth of $10,000 Invested in Montag &
                             Caldwell Growth Fund,
                 S&P 500 Index and the Lipper Growth Fund Index
                             since Fund's Inception

                             [GRAPH APPEARS HERE]

                                           Montag &
                                           Caldwell
                              Lipper      Growth Fund
                 S&P 500      Growth        Class N
Values/Years      Index     Fund Index      Shares
------------     -------    ----------    -----------
November 1994    10,000       10,000        10,000
January 1995     10,032        9,739        10,005
April 1995       11,046       10,699        10,999
July 1995        12,142       12,075        12,630
October 1995     12,641       12,398        13,187
January 1996     13,907       13,183        14,178
April 1996       14,380       13,789        15,065
July 1996        14,152       13,145        14,874
October 1996     15,685       14,498        17,131
January 1997     17,568       15,915        19,367
April 1997       17,992       15,733        19,245
July 1997        21,527       18,897        23,571
October 1997     20,720       18,617        22,925

                                           Montag &
                                           Caldwell
                              Lipper      Growth Fund
                 S&P 500      Growth        Class I
Values/Years      Index     Fund Index      Shares
------------     -------    ----------    -----------
June 1996        10,000       10,000        10,000
October 1996     10,593       10,433        10,967
January 1997     11,865       11,453        12,087
April 1997       12,152       11,322        12,341
July 1997        14,539       13,598        15,125
October 1997     13,994       13,397        14,724


These charts compare a $10,000 investment made in Class N Shares and Class I Shares of the Fund on their respective inception dates to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Growth & Income Fund
Management Discussion & Analysis                               October 31, 1997
================================================================================


The Chicago Trust Growth & Income Fund (the"Fund")had a strong gain of 25.2% for the fiscal year ended October 31, 1997. While the one year return was less than that of the S&P 500 Index or the Lipper Growth & Income Fund Index, on a three year basis, the Fund's 26.9% annualized rate of return was in line with that of the S&P 500 Index, at 27.5%. The Fund's return was well above that of the Lipper Growth & Income Fund Index, at 23.2%. The Fund ranked 43rd out of 382 Growth & Income Funds listed by Lipper Analytical Services, Inc. based on total return fund performance for the three-year period ended October 31, 1997. These Lipper rankings include all classes of multiple class funds, and certain expenses of the Fund were subsidized during the ranking period.

While the stock market's gain in fiscal 1997 was the strongest of the past three years, there was little doubt that the advance became more labored during the closing months of the year. Two of the last three months were down with the final quarter having the poorest return for any such period during the last three fiscal years. October was particularly volatile as it incorporated the often anticipated 10% market correction, several single day price change records, and a single session volume record.

As a long-term investor, we recognize that volatility may occur in the Portfolio during periods when the stock market is dominated by themes which are contrary to the Fund's investment strategy. Our long term stock selection process will continue to focus on fundamentally strong companies which are able to demonstrate traits of consistent top and bottom line growth. Volatile markets may result in short-term underperformance, but can also represent attractive entry points for long-term investors.

[PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

             Consumer Durables                                6%
             Capital Goods                                    6%
             Energy                                           7%
             Consumer Non-Durables                           11%
             Health Care Services                            10%
             Technology                                      14%
             Other Common Stocks                             19%
             Cash & Other Net Assets                          6%
             Finance                                         21%


                Comparative Performance Measurement: Growth of
            $10,000 invested in Chicago Trust Growth & Income Fund,
              S&P 500 Index and the Lipper Growth & Income Fund
                         Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                                 LIPPER GROWTH     CHICAGO TRUST
                  S&P            & INCOME FUND     GROWTH &
Values/Years      500 INDEX      INDEX             INCOME FUND
------------      ----------     -------------     -------------
12/93             $10,000        $10,000           $10,000
4/94              $ 9,745        $ 9,807           $ 9,797
7/94              $ 9,979        $ 9,993           $ 9,945
10/94             $10,360        $10,241           $20,173
1/95              $10,394        $10,115           $10,365
4/95              $11,444        $11,036           $11,231
7/95              $12,580        $12,011           $12,327
10/95             $13,096        $12,318           $13,088
1/96              $14,408        $13,448           $14,350
4/96              $14,898        $14,021           $14,983
7/96              $14,663        $13,587           $14,933
10/96             $16,250        $14,953           $16,619
1/97              $18,201        $16,463           $18,002
4/97              $18,641        $16,616           $18,258
7/97              $22,303        $19,584           $21,812
10/97             $21,466        $19,144           $20,801

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Talon Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================


For the fiscal year ending October 31, 1997, the Chicago Trust Talon Fund (the "Fund") had a total return of 33.5% versus 32.7% for the S&P 400 Mid Cap Index. From its inception on September 19, 1994 through October 31, 1997, the Fund's cumulative return was 105.8% versus 88.4% for the S&P 400 Mid Cap Index.

The recent disarray in Asian markets points out that diversification in itself may not protect one from loss of principal and that globalization can work as unfavorably for corporate profits on the way down as it does favorably on the way up. Globalization and diversification will be subjects of future quarterly reports. We hope that previous quarterly reports have been helpful in conveying our investment philosophy and thought process. If you are a new shareowner and would like to receive a few of our past quarterly reports, please call Janice Gonnella at 312-422-5403.

We believe we are entering a period that will be characterized by greater volatility and that stock picking will become even more important than in the recent past. As we enter our new fiscal year, patience and discipline will remain a cornerstone of our investment process.

Talon Asset Management, Inc. is a sub-agent of the Chicago Trust Company. As such, we are responsible for managing your Fund. We at Talon would like to express our appreciation to Chicago Trust for that opportunity and for their patience and support over the last three years. The Talon "personality", which has taken shape over that period of time, could not have happened without the confidence that both Chicago Trust and you, our shareowners, have placed in us.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

               Cash & Other Net Liabilities                  3%
               Finance                                      12%
               Pharmaceuticals                              15%
               Restaurants                                   6%
               Technology                                   11%
               Other Common Stocks                          26%
               Preferred Stocks                              1%
               U.S. Government & Agency Obligations         26%

            Comparative Performance Measurement: Growth of $10,000
                   invested in Chicago Trust Talon Fund and
               the S&P 400 Mid Cap Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                               S&P 400     CHICAGO TRUST
        VALUES/YEARS     MID CAP INDEX        TALON FUND
        ------------     -------------        ----------
        9/94                   $10,000           $10,000
        10/94                  $ 9,921           $10,250
        1/95                   $ 9,660           $10,151
        4/95                   $10,551           $10,766
        7/95                   $11,829           $12,173
        10/95                  $12,025           $12,189
        1/96                   $12,701           $12,762
        4/96                   $13,695           $14,580
        7/96                   $12,747           $13,530
        10/96                  $14,111           $15,420
        1/97                   $15,482           $18,020
        4/97                   $15,082           $16,935
        7/97                   $18,531           $20,074
        10/97                  $18,721           $20,582

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Balanced Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================

For the fiscal year ended October 31, 1997 the Chicago Trust Balanced Fund (the "Fund") reported a total return of 20.1%. Again this year, common stocks produced the greatest component of total return. The equities in the Portfolio returned 32% and bonds produced approximately 11.5%, for this fiscal year. Both bond and equity returns were competitive when measured against the S&P 500 Index return of 32.5% and the Lehman Brothers Aggregate Bond Index return of 10.1%. Over the course of the year, the asset allocation for stocks remained in the 52% to 56% range and bonds in the 34% to 39% range, while cash reserves were maintained in the 6% to 11% range.

When reviewing stock market history, October is many times the cruelest month of the year--consider 1929 and 1987. Again, on October 27, 1997, the stock market experienced a significant drop of 554 points. Such volatility demonstrates the advantages of a balanced fund. Over the past few years, a debate has been brewing in academic circles regarding the value and contribution of asset allocation. A 1986 research study by Brinson, Hood and Beebower contends that, on average, 93.6% of a portfolio return is explained by the mix of stocks, bonds and cash. Other studies contend that asset mix explains approximately 20% to 25% of return. We continue to believe that asset allocation is incredibly important in your total long-term return and a well diversified balanced fund can enhance your expected return.

The outlook for equity investment remains positive but investors should exercise caution in making new investment commitments with special attention paid to valuation levels on individual stocks and bonds. This is no time to "pay up" for stocks and bonds. The Fund will continue to stress individual company fundamentals and reasonable prices in its selection process.

Equity investment in health care, finance, energy and consumer staples has enhanced the performance of the stock portfolio. The bond portfolio continues to stress quality and intermediate term maturities. By diversifying investments among various asset classes, the total risk of significant loss declines as compared to investing in a single asset class.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assets                              7%
Common Stocks                                       53%
Corporate Notes & Bonds                             18%
U.S. Government & Agency Obligations                18%
Other                                                2%
Asset Backed Securities                              2%



                Comparative Performance Measurement: Growth of
           $10,000 invested in Chicago Trust Balanced Fund, Lehman
             Brothers Aggregate Bond Index/S&P 500 Index and the
               Lipper Balanced Fund Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                   Lehman Brothers
                      Aggregate
                     Bond Index/         Lipper
                       S&P 500          Balanced     Chicago Trust
 Values/Years           Index          Fund Index    Balanced Fund
--------------     ---------------     ----------    -------------
September 1995         10,000            10,000         10,000
October 1995           10,039             9,975         10,108
January 1996           10,752            10,635         10,796
April 1996             10,817            10,751         10,893
July 1996              10,783            10,616         10,926
October 1996           11,625            11,420         11,847
January 1997           12,493            12,187         12,612
April 1997             12,708            12,213         12,720
July 1997              14,481            13,874         14,438
October 1997           14,237            13,715         14,229


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Montag & Caldwell Balanced Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================

The Montag & Caldwell Balanced Fund (the "Fund") achieved a strong gain of 24.3% for the fiscal year ended October 31, 1997. During the same period, the combined index of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index increased 21.4%. The Lipper Balanced Fund Index gained 20.1% during the same interval. The Fund's multinational consumer, healthcare and technology equity holdings contributed to the Fund's good results.

The outlook for the stock market continues to be positive. Sustained growth in the economy and corporate profits; continued prospects for low rates of inflation and steady to eventually lower levels of bond yields; and favorable supply/demand factors for equities coupled with guarded views among investors on the stock market outlook suggest a positive backdrop for share prices. It is our view that the recent stock market correction associated with the currency turmoil in Southeast Asia is an "overdue correction" rather than the beginning of a substantial decline in share prices. From January 1, 1995, through September 30, 1997, the S&P 500 Index has provided a total return of 119.3%, so a pullback in share prices was not all that surprising. Our favorable view on the stock market is predicated on the belief that U. S. economic growth will moderate to a non-inflationary rate and that the Federal Reserve is in a flexible position to implement policies that will extend the economic expansion. The currency and financial market turmoil in Southeast Asia should contribute to that moderating process.

We continue to be quite positive on the outlook for shares of high quality growth companies. Because we expect moderate growth in the U. S. economy and corporate profits in the future, the superior and consistent earnings growth rates of these companies will become increasingly attractive. We do not expect the turmoil in Southeast Asia to have a significant impact on the U. S. multinational companies in the Portfolio. While economic growth will slow in Southeast Asia, the region is not expected to experience an economic downturn as severe as that of Mexico and other Latin American countries during their period of financial stress. Most importantly, the multinational companies in the Portfolio sell consumer non-durable products that we don't think will be affected proportionately by a slowdown. Even in a U.S. recession, demand does not slow significantly for products such as soft drinks, blades and detergent. Also, other areas of the world are showing good growth, which offsets the weakness in Southeast Asia. Such geographic diversity is one of the reasons the Fund's multinational holdings have consistently produced solid earnings gains over the years.

With economic growth likely to slow and inflation well-controlled, we think there is the potential for positive bond market returns in the period ahead. In addition to gradually lengthening bond maturities, we will seek to add yield, where appropriate, through the purchase of quality corporate bonds as well as agency issues.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assets                               4%
Common Stocks                                        58%
U.S. Government & Agency Obligations                 26%
Corporate Notes & Bonds                               9%
Asset Backed Securities                               3%


                      Comparative Performance Measurement:
           Growth of $10,000 invested in Montag & Caldwell Balanced
              Fund, Lehman Brothers Aggregate Bond Index/S&P 500
                   Index and the Lipper Balanced Fund Index
                            since Fund's Inception

                             [GRAPH APPEARS HERE]

                    Lehman Brothers Aggregate            Lipper Balanced              Montag & Caldwell
Values/Yrs.          Bond Index/ S&P Index                Fund Index                   Balanced Fund
11/94                        10,000                         10,000                         10,000
1/95                         10,128                          9,983                         10,079
4/95                         10,891                         10,652                         10,817
7/95                         11,706                         11,424                         11,944
10/95                        12,539                         11,759                         12,375
1/96                         13,040                         12,537                         13,172
4/96                         13,141                         12,674                         13,446
7/96                         13,090                         12,515                         13,410
10/96                        14,881                         13,462                         14,895
1/97                         15,230                         14,343                         16,162
4/97                         15,498                         14,397                         16,071
7/97                         17,717                         16,355                         18,635
10/97                        17,894                         16,168                         18,509

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Bond Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Bond market performance over the twelve months ended October 31, 1997, has been influenced by a range of circumstances. At the beginning of the fiscal year, investors were anticipating the need for the Federal Reserve to raise interest rates to help moderate economic growth. A federal funds overnight lending rate increase of .25% occurred at the end of March 1997. As the year elapsed, sentiment quickly changed. Many traditional signs of economic strength such as low unemployment, industrial production and a declining government deficit raised concerns. Most people felt that the Federal Reserve would be forced to raise rates in order to avoid higher inflation. Productivity, growth and global competition has kept inflation lower than predicted by many economic "experts." At the time of this writing, a new theme of "deflation" has become increasingly popular due to the renewed risks of investing in emerging market countries.

For the fiscal year ended October 31, 1997, the Chicago Trust Bond Fund (the "Fund") had a total return of 8.84%. The Fund compares its performance to both the Lehman Brothers Aggregate Bond Index, with a total return of 8.89% for the same period, and the Lipper Intermediate Investment Grade Debt Fund Index, which had a total return of 8.04% during the same period.

The Fund continues to emphasize corporates and mortgages which represent 66% of total assets. We believe that superior returns are achieved from the results of independent, fundamental security analysis combined with the rigorous application of a precise, disciplined portfolio construction process. Rather than attempting to time the market, we firmly believe in adding value through sector analysis, credit quality research and security structure analysis. We believe our focus on long term, intrinsic value captures yield without increasing portfolio risk.

Throughout the year, corporate bonds contributed favorably to the Fund's comparatively strong investment results. The Fund focuses on selecting corporate obligations that will enhance the Fund's overall return while maintaining a strict adherence to required risk parameters. Both asset-backed and mortgage bonds also can provide investors with strong relative returns. Prepayment risk is analyzed under numerous interest rate scenarios to evaluate sensitivity to changes in rates. Government bonds are used to capture risk neutral anomalies based on the slope of the yield curve.

Changes in the Portfolio's duration are made based on our 12- to 18-month outlook for bond returns. We are not market timers. Duration changes are constrained to a range of plus or minus 10% of the duration of the Lehman Brothers Aggregate Bond Index. We will also adjust the distribution of our Portfolio's maturity and duration based on the current slope of the yield curve to capture incremental return and to control systematic risk. Over the last year, the Fund's effective duration has ranged from a high of 4.7 years to a low of 4.5 years. Currently, the effective portfolio duration is 4.6 years.

          [PIE CHART PORTFOLIO ALLOCATION BY MARKET SECTOR GOES HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assests                                4%
U.S. Government & Agency Obligations                   47%
Corporate Notes & Bonds                                40%
Other                                                   4%
Asset Backed Securities                                 5%

                     Comparative Performance Measurement:
            Growth of $10,000 invested in Chicago Trust Bond Fund,
             Lehman Brothers Aggregate Bond Index and the Lipper
              Intermediate Investment Grade Debt Fund Index since
                               Fund's Inception

            [CHART COMPARATIVE PERFORMANCE MEASUREMENT GOES HERE]

                    Lehman Brothers Aggregate           Lipper Intermediate Investment         Chicago Trust
Values/Yrs.                Bond Index                       Grade Debt Fund Index                Bond Fund
12/93                        10,000                                 10,000                        10,000
4/94                          9,507                                  9,524                         9,682
7/94                          9,674                                  9,640                         9,768
10/94                         9,535                                  9,537                         9,677
1/95                          9,769                                  9,720                         9,894
4/95                         10,203                                 10,121                        10,307
7/95                         10,651                                 10,520                        10,735
10/95                        11,026                                 10,885                        11,117
1/96                         11,424                                 11,267                        11,507
4/96                         11,085                                 10,930                        11,169
7/96                         11,241                                 11,070                        11,331
10/96                        11,671                                 11,465                        11,758
1/97                         11,797                                 11,589                        11,926
4/97                         11,870                                 11,641                        11,972
7/97                         12,451                                 12,191                        12,555
10/97                        12,709                                 12,388                        12,797

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Municipal Bond Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Over the past year the bond markets can be characterized as having an overall downward interest rate bias with a notable flattening of the yield curve--in other words, rates are down and the additional yield gained from extending from one-year to 30-year maturities has fallen. For example, in October 1996, moving from one-year to 30 year maturities in AA-rated General Obligation bonds added almost 2.00% in yield. This October, however, investors added only about 1.50% in additional yield for the same extension. Also, it is typical to earn 0.10% additional yield per year in intermediate maturities for each year of extension; however, for most of 1997, seven- to twelve-year municipal bonds added only 0.05% to 0.07% for annual extensions.

The other significant market anomaly evident this October is the under-performance of municipals versus taxable bonds. Expressed as a percent of U.S. Treasury prices, municipal bonds now range from 70% to 87% for one- to 30-year maturities. These percentages are higher than normal since U.S. Treasury yields moved up rapidly as a result of the flight to quality from volatile equity and international markets. Conversely, high seasonal supply in municipals held tax-exempt bond prices down.

For the fiscal year ended October 31, 1997, total return for the Chicago Trust Municipal Bond Fund (the "Fund") was 5.13%. The Fund earned an average annual return of 5.97% for the three year period ended October 31, 1997. While 30-year municipal bond yields under 6% tend to limit retail buying, this relative "cheapness" of municipals versus taxables has increased interest in the tax-exempt market from corporate buyers, especially insurance companies. Year to year, municipal rates are down, with October 31, 1997, yields on five-year AA-rated General Obligation bonds at 4.25%, 10 year maturities at 4.65%, and 30 years at 5.20%. Contributions to bond funds for most of the period were slow, but with continuing volatility in the domestic stock market and weakness internationally, the coming year should see greater allocations to fixed income securities.

Activity in the Fund for the fiscal year concentrated on increasing current income with purchases of 5% to 6% coupon bonds, as well as taking advantage of attractive levels on issuers from "specialty" states, such as California, Michigan, and New York. Because of local tax advantages for in-state buyers, issuers in these states usually sell at lower yields than non-specialty issuers such as those in Illinois, Washington, or Wisconsin, for example. Due to recent sizable new issuance from several specialty states, we were able to take advantage of attractive yield levels for the Fund. At October 31, 1997, the Fund's average credit quality has been maintained at AA, average maturity at 5.6 years and duration at 4.5 years.

                     Comparative Performance Measurement:
             Growth of $10,000 invested in Chicago Trust Municipal
                  Bond Fund and the Lehman Brothers Five-Year
              Government Obligations Index since Fund's Inception


           [COMPARATIVE PERFORMANCE MEASUREMENT CHART APPEARS HERE]

                            LEHMAN BROTHERS
                            5-YEAR GOVERNMENT         CHICAGO TRUST
            VALUES/YEARS    OBLIGATIONS INDEX   MUNICIPAL BOND FUND
            ------------    -----------------   -------------------
            12/93                 $10,000                   $10,000
            1/94                  $10,094                   $10,106
            4/94                  $ 9,782                   $ 9,803
            7/94                  $ 9,921                   $ 9,922
            10/94                 $ 9,838                   $ 9,808
            1/95                  $ 9,956                   $ 9,958
            4/95                  $10,288                   $10,218
            7/95                  $10,669                   $10,518
            10/95                 $10,855                   $10,719
            1/96                  $11,138                   $10,969
            4/96                  $11,025                   $10,811
            7/96                  $11,156                   $10,935
            10/96                 $11,368                   $11,103
            1/97                  $11,540                   $11,230
            4/97                  $11,548                   $11,201
            7/97                  $11,990                   $11,600
            10/97                 $12,107                   $11,673

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Quality Rating

                     A                                   8%
                     Aa                                 33%
                     Aaa                                56%
                     Not Rated                           3%


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Money Market Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Once again the most recent Federal Reserve Open Market Committee meeting came and went without a change in interest rates. Policymakers left the Federal Funds overnight lending rate unchanged at 5.50%. This is the same rate it has been since late March.

While domestic economic activity continues to show strength, the picture from overseas, Southeast Asia in particular, remains cloudy. What, if any, effect this may have on policymaking decisions in the near future remains to be seen.

The short-term yield curve remains very flat. This means that the yield earned for investing for seven days is approximately the same as the yield for investing for 270 days. The Chicago Trust Money Market Fund (the "Fund") is positioned to take advantage of this type of yield curve profile. It has a weighted average maturity of 33 days, which is almost half the average maturity of a "typical" prime domestic money market fund.

The performance of the Fund has exceeded its benchmark, the Donaghue's First Tier Money Market Fund Index, by 0.23% for the quarter ended October 31, 1997. For the previous 12 months, the outperformance has been 0.20%. The low expenses of the Fund coupled with the effective structure of the Fund have been the primary reasons it has continued to outperform other money market funds in the peer group.

        [PIE CHART PORTFOLIO ALLOCATION BY MARKET SECTOR APPEARS HERE]

                     Portfolio Allocation By Market Sector

Time Deposits                     4%
Certificates of Deposit           5%
Commercial Paper                 77%         [INSERT PIE CHART HERE]
Cash & Other Net Assets          10%
GIC within Funding Agreement      4%

CT&T Funds
Montag & Caldwell Growth Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                   ------
COMMON STOCKS - 97.44%
           Business Services - 2.26%
  440,100  Manpower, Inc...........................................$ 16,888,838
                                                                   ------------

           Consumer Durables - 1.82%
  490,000  Harley Davidson, Inc....................................  13,597,500
                                                                   ------------

           Consumer Non-Durables - 14.87%
  802,500  CUC International, Inc.*................................  23,673,750
  335,000  Gillette Co.............................................  29,835,938
  280,000  Interpublic Group of Companies, Inc.....................  13,300,000
  427,600  Mattel, Inc.............................................  16,622,950
  410,000  Procter & Gamble Co.....................................  27,880,000
                                                                   ------------
                                                                    111,312,638
                                                                   ------------

           Electrical - 2.80%
  324,700  General Electric Co.....................................  20,963,444
                                                                   ------------

           Entertainment and Leisure - 2.58%
  235,000  Walt Disney Co..........................................  19,328,750
                                                                   ------------

           Finance - 6.74%
  265,000  American Express Co.....................................  20,670,000
  217,400  American International Group, Inc.......................  22,188,387
  260,000  First Data Corp.........................................   7,556,250
                                                                   ------------
                                                                     50,414,637
                                                                   ------------

           Food and Beverage - 6.22%
  500,000  Coca-Cola Co............................................  28,250,000
  200,000  Pioneer Hi-Bred International, Inc......................  18,325,000
                                                                   ------------
                                                                     46,575,000
                                                                   ------------

           Health Care Services - 7.47%
  475,000  Johnson & Johnson.......................................  27,253,125
  405,000  Pfizer, Inc.............................................  28,653,750
                                                                   ------------
                                                                     55,906,875
                                                                   ------------

           Lodging - 2.61%
  280,000  Marriott International, Inc.............................  19,530,000
                                                                   ------------

           Medical Supplies - 2.67%
  460,000  Medtronic, Inc..........................................  20,010,000
                                                                   ------------

           Pharmaceuticals - 8.74%
  270,000  Bristol-Myers Squibb Co.................................$ 23,692,500
  330,000  Eli Lilly & Co..........................................  22,068,750
  220,000  Merck & Co., Inc........................................  19,635,000
                                                                   ------------
                                                                     65,396,250
                                                                   ------------

           Restaurants - 2.90%
  280,000  Cracker Barrell
           Old Country Store, Inc..................................   8,260,000
  300,000  McDonald's Corp.........................................  13,443,750
                                                                   ------------
                                                                     21,703,750
                                                                   ------------
           Retail - 5.68%
  350,000  Gap, Inc................................................  18,615,625
  430,000  Home Depot, Inc.........................................  23,918,750
                                                                   ------------
                                                                     42,534,375
                                                                   ------------

           Technology - 27.95%
  330,000    Adaptec, Inc.*........................................  15,984,375
  410,000    Cisco Systems, Inc.*..................................  33,632,812
  350,600    Compaq Computer Corp.*................................  22,350,750
  400,000    Electronic Arts, Inc.*................................  13,550,000
  313,700    Intel Corp............................................  24,154,900
  230,000    Microsoft Corp.*......................................  29,900,000
  670,000    Oracle Corp.*.........................................  23,973,438
  307,400    Seagate Technology, Inc.*.............................   8,338,225
  380,000    Solectron Corp.*......................................  14,915,000
  540,000    3Com Corp.*...........................................  22,376,250
                                                                   ------------
                                                                    209,175,750
                                                                   ------------

           Telecommunications - 2.13%
  360,000  Ericsson (LM)
           Telefonaktiebolaget, ADR
           Class B, Series 10......................................  15,930,000
                                                                   ------------

           Total Common Stocks..................................... 729,267,807
                                                                   ------------
           (Cost $582,126,971)

See accompanying Notes to Financial Statements.

CT&T Funds
Montag & Caldwell Growth Fund
Schedule of Investments - continued                             October 31, 1997
--------------------------------------------------------------------------------

                                                             Market
Shares                                                       Value
------                                                       ------
INVESTMENT COMPANIES - 3.31%
  15,205,543  Bankers Trust Institutional
              Cash Management Fund.................. $   15,205,543
   9,534,733  Bankers Trust Institutional
              Treasury Money Fund...................      9,534,733
                                                     --------------
              Total Investment Companies............     24,740,276
                                                     --------------
              (Cost $24,740,276)

Total Investments - 100.75%.........................    754,008,083
                                                     --------------
(Cost $606,867,247)**
Liabilities Net of Cash and Other Assets - (0.75%)..     (5,589,917)
                                                     --------------
Net Assets - 100.00%................................ $  748,418,166
                                                     ==============

-----------------------
   *  Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $606,962,652.

         Gross unrealized appreciation      $  155,538,447
         Gross unrealized (depreciation)        (8,493,016)
                                            --------------
         Net unrealized appreciation        $  147,045,431
                                            ==============

  ADR  American Depositary Receipt

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Growth & Income Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                       Market
   Shares                                                               Value
-----------                                                         ------------
COMMON STOCKS - 94.65%
              Business Services - 1.17%
     84,000   Paychex, Inc. .....................................   $  3,202,500
                                                                    ------------

              Capital Goods - 5.64%
    155,000   AlliedSignal, Inc. ................................      5,580,000
    273,000   Federal Signal Corp. ..............................      6,603,187
     41,500   Pitney Bowes, Inc. ................................      3,291,469
                                                                    ------------
                                                                      15,474,656
                                                                    ------------
              Chemicals - 1.93%
    121,400   Praxair, Inc. .....................................      5,288,487
                                                                    ------------

              Consumer Durables - 6.47%
    218,000   Illinois Tool Works, Inc. .........................     10,722,875
    157,000   Johnson Controls, Inc. ............................      7,045,375
                                                                    ------------
                                                                      17,768,250
                                                                    ------------
              Consumer Non-Durables - 11.39%
     80,600   Cintas Corp. ......................................      5,823,350
     71,500   Lancaster Colony Corp. ............................      3,539,250
    179,000   Mattel, Inc. ......................................      6,958,625
    234,100   Newell Co. ........................................      8,983,587
     88,000   Procter & Gamble Co. ..............................      5,984,000
                                                                    ------------
                                                                      31,288,812
                                                                    ------------
              Electrical - 2.70%
    114,800   General Electric Co. ..............................      7,411,775
                                                                    ------------

              Energy - 6.84%
    132,800   Exxon Corp. .......................................      8,158,900
    202,000   Royal Dutch Petroleum Co., NY, ADR ................     10,630,250
                                                                    ------------
                                                                      18,789,150
                                                                    ------------
              Finance - 21.47%
    100,000   AFLAC, Inc. .......................................      5,087,500
    102,975   American International Group, Inc. ................     10,509,886
     57,000   Associates First Capital Corp., Class A ...........      3,626,625
    284,600   Federal Home Loan Mortgage Corp. ..................     10,779,225
    108,000   First Data Corp. ..................................      3,138,750
     25,950   General Re Corp. ..................................      5,117,016
    145,000   Green Tree Financial Corp. ........................      6,108,125
    158,287   MBNA Corp. ........................................      4,164,927
    325,200   Norwest Corp. .....................................     10,426,725
                                                                    ------------
                                                                      58,958,779
                                                                    ------------
              Food and Beverage - 4.41%
    138,500   Richfood Holdings, Inc., Class A ..................      3,341,313
    219,000   Sysco Corp. .......................................      8,760,000
                                                                    ------------
                                                                      12,101,313
                                                                    ------------
              Health Care Services - 10.23%
    137,000   Cardinal Health, Inc. .............................     10,172,250
    333,375   Health Management Associates, Inc., Class A* ......      8,126,016
    138,600   Pfizer, Inc. ......................................      9,805,950
                                                                    ------------
                                                                      28,104,216
                                                                    ------------
              Pharmaceuticals - 1.85%
     57,000   Merck & Co, Inc. ..................................      5,087,250
                                                                    ------------

              Retail - 4.26%
     51,000   Kohl's Corp.* .....................................      3,423,375
    294,000   Walgreen Co. ......................................      8,268,750
                                                                    ------------
                                                                      11,692,125
                                                                    ------------
              Technology - 13.70%
     76,400   Cisco Systems, Inc.* ..............................      6,267,187
     58,600   Computer Sciences Corp.* ..........................      4,156,938
     88,000   HBO & Co. .........................................      3,828,000
     73,400   Microsoft Corp.* ..................................      9,542,000
    156,000   Oracle Corp.* .....................................      5,581,875
    124,000   Sun Microsystems, Inc.* ...........................      4,247,000
     96,250   3Com Corp.* .......................................      3,988,359
                                                                    ------------
                                                                      37,611,359
                                                                    ------------
              Telecommunications - 2.59%
    132,000   Tellabs, Inc.* ....................................      7,128,000
                                                                    ------------

              Total Common Stocks ...............................    259,906,672
              (Cost $182,870,419)                                   ------------

 Par Value
-----------
REPURCHASE AGREEMENT - 3.65%
$10,017,000   First Chicago,
              5.7000%, dated 10/31/97 to be repurchased on
              11/03/97 at $10,021,758 (Collateralized by U.S.
              Treasury Note 6.000%, due 06/30/99; Total Par
              $9,965,000) .......................................     10,017,000
                                                                    ------------
              Total Repurchase Agreement ........................     10,017,000
              (Cost $10,017,000)                                    ------------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Growth & Income Fund
Schedule of Investments -- Continued                            October 31, 1997
--------------------------------------------------------------------------------

Total Investments - 98.30% ......................................   $269,923,672
(Cost $192,887,419) **                                              ------------
Net Other Assets and Liabilities - 1.70% ........................      4,684,235
                                                                    ------------
Net Assets - 100.00% ............................................   $274,607,907
                                                                    ============

----------------------------

   *    Non-income producing security.

  **    Aggregate cost for Federal income tax purposes is $192,887,419.

              Gross unrealized appreciation        $81,936,543
              Gross unrealized (depreciation)       (4,900,290)
                                                   -----------
              Net unrealized appreciation          $77,036,253
                                                   ===========

 ADR    American Depositary Receipt


See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Talon Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                Market
Shares                                                           Value
------                                                          ------
COMMON STOCKS - 69.93%
            Aerospace / Defense - 4.14%
    14,500  General Dynamics Corp. ....................... $ 1,177,219
                                                           -----------

            Cable Television - 0.16%
    11,417  Tescorp, Inc.*(A).............................      44,241
                                                           -----------

            Consumer Cyclical - 4.93%
    63,000  Circus Circus Enterprises, Inc.*..............   1,401,750
                                                           -----------

            Electrical - 2.46%
    30,000  Berg Electronics Corp.*.......................     701,250
                                                           -----------

            Finance - 12.22%
   160,000  Danielson Holdings Corp. .....................   1,260,000
    52,000  Risk Capital Holdings, Inc. ..................   1,183,000
    43,125  St. Paul Bancorp, Inc. .......................   1,035,000
                                                           -----------
                                                             3,478,000
                                                           -----------

            Pharmaceuticals - 15.36%
    70,000  Mylan Laboratories, Inc. .....................   1,535,625
    55,000  North American Vaccine, Inc.*.................   1,381,875
    67,544  Vitalink Pharmacy Services, Inc.*.............   1,456,418
                                                           -----------
                                                             4,373,918
                                                           -----------

            Printing and Publishing - 4.70%
    41,000  R.R. Donnelley & Sons Co. ....................   1,337,625
                                                           -----------

            Real Estate - 4.30%
    40,000  Equity Office Properties Trust, REIT..........   1,222,500
                                                           -----------

            Restaurants - 6.04%
    28,000  Starbucks Corp.*..............................     924,000
   122,500  Unique Casual Restaurants.....................     796,250
                                                           -----------
                                                             1,720,250
                                                           -----------

            Retail - 4.87%
    55,000  Pep Boys-Manny Moe & Jack.....................   1,385,312
                                                           -----------

            Technology - 10.75%
    50,000  American Management Systems, Inc.*............   1,081,250
    22,000  Cerner Corp.*.................................     533,500
   105,000  Robotic Vision Systems, Inc.*.................   1,443,750
                                                           -----------
                                                             3,058,500
                                                           -----------
            Total Common Stocks...........................  19,900,565
                                                           -----------
            (Cost $15,980,250)

PREFERRED STOCK - 1.27%
            Cable Television
     3,000  Tescorp, Inc. 8.0000% Conv. Pfd. (A)..........     363,000
                                                           -----------
            Total Preferred Stock.........................     363,000
                                                           -----------
            (Cost $300,000)


Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.26%
            Federal Home Loan Bank - 3.52%
$1,000,000  5.8750%, 02/26/98.............................   1,002,210
                                                             ---------

            U.S. Treasury Bills (B) - 13.94%
 1,000,000  4.9984%, 11/13/97.............................     998,382
 1,000,000  4.8465%, 11/13/97.............................     998,382
 1,000,000  5.0290%, 12/11/97.............................     994,488
 1,000,000  5.1407%, 04/16/98.............................     976,900
                                                           -----------
                                                             3,968,152
                                                           -----------

            U.S. Treasury Notes - 8.80%
 1,000,000  5.2500%, 07/31/98.............................     998,380
 1,500,000  5.8750%, 07/31/99.............................   1,505,355
                                                           -----------
                                                             2,503,735
                                                           -----------

            Total U.S. Government
            and Agency Obligations........................   7,474,097
                                                           -----------
            (Cost $7,466,281)
 Shares
 ------
INVESTMENT COMPANY - 2.71%
   769,994  Bankers Trust Institutional
            Cash Management Fund..........................     769,994
                                                           -----------
            Total Investment Company......................     769,994
                                                           -----------
            (Cost $769,994)

PURCHASED PUT OPTIONS - 0.90%
                Number of      Exercise       Expiration
 Issuer         Contracts       Price            Date
 ------         ---------      --------       ----------

S & P 500          30           $9.60          11/22/97        142,500
S & P 500          20           $9.60          12/20/97        115,000
                ---------                                   -----------
                   50
Total Purchased Put Options...............................     257,500
                                                            -----------
(Cost $120,125)


Total Investments - 101.07%...............................  28,765,156
                                                           -----------
(Cost $24,636,650) **
Liabilities Net of Cash and Other Assets - (1.07%)........    (305,573)
                                                           -----------
Net Assets - 100.00%...................................... $28,459,583
                                                           ===========

---------------------------------------

  *   Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $24,792,119.

        Gross unrealized appreciation           $4,336,501
        Gross unrealized (depreciation)           (363,464)
                                                ----------
        Net unrealized appreciation             $3,973,037
                                                ==========


 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $407,241 or 1.43% of net assets.
 (B)  Annualized yield at time of purchase
REIT  Real Estate Investment Trust


See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                              Market
Shares                                                        Value
------                                                        ------
COMMON STOCKS - 53.40%
            Aerospace - 1.02%
    40,000  Boeing Co. ................................... $  1,915,000
                                                           ------------

            Business Services - 1.01%
    50,000  Paychex, Inc. ................................    1,906,250
                                                           ------------

            Capital Goods - 3.11%
    50,000  AlliedSignal Corp. ...........................    1,800,000
    85,000  Federal Signal Corp. .........................    2,055,937
    25,000  Pitney Bowes, Inc. ...........................    1,982,812
                                                           ------------
                                                              5,838,749
                                                           ------------

            Chemicals - 1.04%
    45,000  Praxair, Inc. ................................    1,960,312
                                                           ------------

            Consumer Durables - 2.89%
    65,000  Illinois Tool Works, Inc. ....................    3,197,187
    50,000  Johnson Controls, Inc. .......................    2,243,750
                                                           ------------
                                                              5,440,937
                                                           ------------

            Consumer Non-Durables - 6.35%
    25,000  Cintas Corp. .................................    1,806,250
    50,000  Lancaster Colony Corp. .......................    2,475,000
    60,000  Mattel, Inc. .................................    2,332,500
    75,000  Newell Co. ...................................    2,878,125
    36,000  Procter & Gamble Co. .........................    2,448,000
                                                           ------------
                                                             11,939,875
                                                           ------------

            Electrical - 1.37%
    40,000  General Electric Co. .........................    2,582,500
                                                           ------------

            Energy - 6.25%
    30,000  Amoco Corp. ..................................    2,750,625
    45,000  Exxon Corp. ..................................    2,764,687
    52,000  Royal Dutch Petroleum Co., NY, ADR ...........    2,736,500
    40,000  Schlumberger Ltd. ............................    3,500,000
                                                           ------------
                                                             11,751,812
                                                           ------------

            Finance - 10.12%
    35,000  American International Group, Inc. ...........    3,572,188
    30,000  Associates First Capital Corp., Class A.......    1,908,750
    90,000  Federal Home Loan Mortgage Corp. .............    3,408,750
    50,000  First Data Corp. .............................    1,453,125
    40,000  Green Tree Financial Corp. ...................    1,685,000
   120,000  MBNA Corp. ...................................    3,157,500
   120,000  Norwest Corp. ................................    3,847,500
                                                           ------------
                                                             19,032,813
                                                           ------------


            Food and Beverage - 1.85%
    45,000  Richfood Holdings, Inc., Class A..............    1,085,625
    60,000  Sysco Corp. ..................................    2,400,000
                                                           ------------
                                                              3,485,625
                                                           ------------

            Health Care Services - 5.62%
    25,000  Abbott Laboratories...........................    1,532,813
    35,000  Cardinal Health, Inc. ........................    2,598,750
    90,000  Health Management
            Associates, Inc., Class A*....................    2,193,750
    60,000  Pfizer, Inc. .................................    4,245,000
                                                           ------------
                                                             10,570,313
                                                           ------------

            Medical Supplies - 1.39%
    60,000  Medtronic, Inc. ..............................    2,610,000
                                                           ------------

            Pharmaceuticals - 1.42%
    30,000  Merck & Co, Inc. .............................    2,677,500
                                                           ------------

            Retail - 1.50%
   100,000  Walgreen Co. .................................    2,812,500
                                                           ------------

            Technology - 7.60%
    40,000  Cisco Systems, Inc.*..........................    3,281,250
    35,000  Computer Sciences Corp.*......................    2,482,812
    56,500  Electronic Data Systems Co. ..................    2,185,844
    25,000  Microsoft Corp.*..............................    3,250,000
    52,500  Oracle Corp.*.................................    1,878,516
    35,000  Sun Microsystems, Inc.*......................     1,198,750
                                                           ------------
                                                             14,277,172
                                                           ------------

            Telecommunications - 0.86%
    30,000  Tellabs, Inc.*................................    1,620,000
                                                           ------------

            Total Common Stocks...........................  100,421,358
                                                           ------------
            (Cost $68,550,142)
Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.09%
            U.S. Treasury Notes - 7.86%
$2,000,000  9.0000%, 05/15/98.............................    2,037,280
 1,500,000  5.5000%, 02/28/99.............................    1,497,795
 1,500,000  8.0000%, 08/15/99.............................    1,559,055
 2,000,000  7.1250%, 02/29/00.............................    2,061,360
 2,000,000  5.2500%, 01/31/01.............................    1,973,480
 2,000,000  7.8750%, 08/15/01.............................    2,141,680
 1,500,000  5.7500%, 08/15/03.............................    1,494,015
 2,000,000  5.8750%, 02/15/04.............................    2,005,480
                                                           ------------
                                                             14,770,145
                                                           ------------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments - continued                             October 31, 1997
--------------------------------------------------------------------------------

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
            U. S. Treasury Bonds - 1.69%
$150,0000   7.1250%, 02/15/23....................................    $ 1,667,520
 150,0000   6.2500%, 08/15/23....................................      1,503,645
                                                                     -----------
                                                                       3,171,165
                                                                     -----------

            Federal Home Loan Mortgage Corporation - 3.75%
  600,000   5.5000%, 08/15/04....................................        598,086
1,000,000   5.8500%, 02/21/06....................................        986,980
  800,000   6.0000%, 03/15/07....................................        800,456
1,000,000   6.5000%, 09/15/07....................................      1,014,760
  570,206   7.5000%, 04/01/08....................................        585,704
1,016,287   6.5000%, 06/01/09....................................      1,016,602
  469,525   5.1500%, 11/15/12....................................        468,037
  602,995   7.0000%, 07/01/13....................................        606,196
  692,800   7.0000%, 11/15/13, IO................................         14,438
1,000,000   6.0000%, 12/15/23....................................        954,150
                                                                     -----------
                                                                       7,045,409
                                                                     -----------

            Federal National Mortgage Association - 1.05%
  458,555   6.0000%, 06/25/02, CMO...............................        456,987
  800,365   6.9000%, 12/25/03, CMO...............................        816,101
  993,359   7.0000%, 07/25/17, CMO, IO...........................         84,000
  582,401   9.0000%, 05/01/25....................................        619,710
                                                                     -----------
                                                                       1,976,798
                                                                     -----------

            Government National Mortgage Association - 3.74%
  509,484   7.0000%, 06/15/08....................................        518,558
  634,229   8.0000%, 03/15/17....................................        658,405
  876,773   8.0000%, 06/15/17....................................        910,196
1,653,925   7.0000%, 09/15/23....................................      1,663,733
1,081,615   7.0000%, 10/15/23....................................      1,088,029
  784,192   7.0000%, 10/15/23....................................        788,843
1,422,928   6.5000%, 03/15/26....................................      1,407,802
                                                                     -----------
                                                                       7,035,566
                                                                     -----------

            Total U. S. Government
            and Agency Obligations...............................     33,999,083
            (Cost $33,455,048)                                       -----------

CORPORATE NOTES AND BONDS - 17.72%
            Cable Television - 0.44%
  700,000   Continental Cablevision, Debenture
            9.5000%, 08/01/13....................................        824,250
                                                                     -----------


            Consumer Non-Durables - 0.68%
  500,000   Anheuser Busch Co.
            7.0000%, 12/01/25....................................        495,625
  750,000   Brown Group, Inc., Senior Notes
            9.5000%, 10/15/06....................................        776,250
                                                                     -----------
                                                                       1,271,875
                                                                     -----------

            Finance - 10.22%
 1,000,000  Advanta Corp., MTN
            7.0000%, 05/01/01....................................      1,001,250
  650,000   Associates Corp. NA
            6.3750%, 08/15/98....................................        653,361
  750,000   Bankers Trust-NY, Subordinated Notes
            8.1250%, 04/01/02....................................        802,500
  250,000   Chelsea GCA Realty Partnership, REIT
            7.2500%, 10/21/07....................................        252,500
1,500,000   Chrysler Financial Corp.
            6.6250%, 08/15/00....................................      1,522,500
1,000,000   Continental Corp. Notes
            7.2500%, 03/01/03....................................      1,032,500
  750,000   DR Investment Corp.
            7.4500%, 05/15/07 (A)................................        793,125
  945,000   Federal Realty Investment Trust
            Covertible Subordinated Bonds, REIT
            5.2500%, 10/28/03....................................        907,200
1,000,000   First Chicago Bank
            7.7500%, 12/01/26 (A)................................      1,013,750
1,250,000   Goldman Sachs Group LP
            6.2500%, 02/01/03 (A)................................      1,240,625
1,000,000   International Bank for Reconstruction &
            Development Notes
            9.7700%, 05/27/98....................................      1,023,750
1,000,000   John Deere Capital Corp., Debenture
            8.6250%, 08/01/19....................................      1,088,750
  500,000   Leucadia National Corp.
            Senior Subordinated Notes
            7.8750%, 10/15/06....................................        519,375
  975,000   Leucadia National Corp.
            Senior Subordinated Notes
            8.2500%, 06/15/05....................................      1,034,719
1,000,000   Merrill Lynch & Co., Inc.
            7.0000%, 04/27/08....................................      1,041,250
1,500,000   Metropolitan Life Insurance Co.
            6.3000%, 11/01/03 (A)................................      1,488,750
  600,000   Olympic Financial Ltd.
            11.5000%, 03/15/07...................................        622,500
1,000,000   Pacific Mutual Life Insurance Co.
            7.9000%, 12/30/23 (A)................................      1,070,000
1,000,000   Prudential Insurance Co. of America
            8.3000%, 07/01/25 (A)................................      1,095,000
1,000,000   Wells Fargo Capital
            7.7300%, 12/01/26 (A)................................      1,005,000
                                                                     -----------
                                                                      19,208,405
                                                                     -----------
            Food and Beverage - 0.54%
1,000,000   Nabisco, Inc.
            6.7000%, 06/15/02....................................      1,017,500
                                                                     -----------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
              Healthcare Services - 0.47%
$ 1,100,000   Hospital Corp. of America
              Debenture
              7.6485%, 06/01/00 (B)..............................    $   884,125
                                                                     -----------
              Printing and Publishing - 1.00%
    750,000   News America Holdings
              7.7500%, 02/01/24...................................       753,750
    520,693   Time Warner, Inc., Series M
              10.2500%, 07/01/16*(A)..............................       600,099
    500,000   Valassis Inserts, Inc.
              Senior Subordinated Notes
              9.3750%, 03/15/99..................................        516,875
                                                                     -----------
                                                                       1,870,724
                                                                     -----------

              Retail - 0.51%
  1,000,000   K-mart Corp., Debenture
              7.9500%, 02/01/23..................................        960,000
                                                                     -----------

              Transportation - 0.25%
    433,477   Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.5400%, 01/02/07..................................        465,898
                                                                     -----------

              Utilities - 3.61%
  1,000,000   CalEnergy Co, Inc.
              7.6300%, 10/15/07..................................      1,012,500
  1,000,000   Commonwealth Edison Bond, First Mortgage
              7.7500%, 07/15/23..................................      1,023,750
  1,000,000   Gulf States Utilities, First Mortgage, Series A
              8.2500%, 04/01/04..................................      1,076,250
  1,000,000   Long Island Lighting Co., Debenture
              9.0000%, 11/01/22..................................      1,128,750
  1,000,000   Niagara Mohawk Power, First Mortgage
              8.0000%, 06/01/04..................................      1,057,500
    500,000   Philadelphia Electric Co., First Mortgage
              5.6250%, 11/01/01..................................        490,625
    922,000   WorldCom, Inc. GA, Senior Note
              8.8750%, 01/15/06................................          995,760
                                                                     -----------
                                                                       6,785,135
                                                                     -----------
              Total Corporate Notes and Bonds....................     33,287,912
              (Cost $32,193,167)                                     -----------

YANKEE BONDS - 1.42%
$ 1,750,000   Chilgener S.A. Yankee (Chile)
              6.5000%, 01/15/06..................................    $ 1,732,500
    416,667   Province of Mendoza
              Collateral Oil Royalty Note
              10.0000%, 07/25/02 (A).............................        442,405
    500,000   Skandinaviska Enskilda,
              Subordinated Notes
              6.6250%, 03/29/49 (A)..............................        503,443
                                                                     -----------
              Total Yankee Bonds.................................      2,678,348
              (Cost $2,622,867)                                      -----------

GOVERNMENT TRUST CERTIFICATES - 0.55%
    142,858   Greece Trust, Class G-2
              8.0000%, 05/15/98..................................        143,572
    837,831   Israel Collateral Trust, Class 1-C
              9.2500%, 11/15/01..................................        881,817
                                                                     -----------
              Total Government
              Trust Certificates.................................      1,025,389
              (Cost $1,061,200)                                      -----------

ASSET-BACKED SECURITIES - 1.94%
  1,000,000   BA Mortgage Securities, CMO
              7.3500%, 07/25/26..................................        998,750
  1,000,000   Chemical Master Credit Card Trust I, Class A
              5.5500%, 09/15/03..................................        989,210
  1,000,000   Citibank Credit Card Master Trust I, Class A
              6.8390%, 02/10/04..................................      1,023,190
    600,000   Midland Realty Acceptance Corp. CMO
              7.4750%, 08/25/28..................................        632,625
                                                                     -----------
              Total Asset-Backed Securities......................      3,643,775
              (Cost $3,575,262)                                      -----------

REPURCHASE AGREEMENT - 6.35%
 11,933,000   First Chicago,
              5.7000%, dated 10/31/97 to be repurchased
              on 11/03/97 at $11,938,668
              (Collateralized by U.S. Treasury Note
              6.0000%, due 07/31/02;
              Total Par $11,895,000).............................     11,933,000
                                                                     -----------
              Total Repurchase Agreement.........................     11,933,000
              (Cost $11,933,000)                                     -----------

See accompanying Notes to Financial Statements.

CT&T FUNDS
Chicago Trust Balanced Fund
Schedule of Investments - continued                                              October 31, 1997
=================================================================================================
Total Investments - 99.47%......................................................   $  186,988,865
                                                                                -----------------
(Cost $153,390,686) **

Net Other Assets and Liabilities - 0.53%........................................        1,004,472
                                                                                -----------------

      Net Assets - 100.00%                                                          $187,993,337
-----------------------------------------------------------------------         =================

  * Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $153,390,686.

     Gross unrealized appreciation      $    34,994,384
     Gross unrealized (depreciation)         (1,396,205)
                                        ---------------
     Net unrealized appreciation        $    33,598,179
                                        ===============

  IO  Interest Only
  ADR  American Depositary Receipt
  (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $9,252,197 or 4.92% of net assets.
  (B) Annualized yield at time of purchase
  CMO  Collateralized Mortgage Obligation
  MTN  Medium Term Note
  REIT  Real Eastate Investment Trust

Portfolio Composition (Moody's Ratings)
---------------------

Common Stock                                  53%
Repurchase Agreement                           6%
U.S. Government Obligations                   10%
U.S. Government Agency Obligations             8%
Government Trust Certificates                  1%
Aaa                                            2%
AA                                             2%
A                                              6%
Baa                                            6%
Ba                                             5%
NR                                             1%
                                             ----
                                             100%
                                             ====



See accompanying Notes to Financial Statements.

CT&T Funds
Montag & Caldwell Balanced Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                Market
Shares                                                           Value
------                                                          ------
COMMON STOCKS - 58.33%
            Business Services - 1.13%
    24,300  Manpower, Inc. ............................... $   932,512
                                                           -----------

            Consumer Durables - 1.19%
    35,400  Harley Davidson, Inc. ........................     982,350
                                                           -----------

            Consumer-Nondurables - 8.84%
    51,100  CUC International, Inc.*......................   1,507,450
    21,000  Gillette Co. .................................   1,870,312
    22,000  Interpublic Group of Companies., Inc. ........   1,045,000
    27,000  Mattel, Inc. .................................   1,049,625
    27,000  Procter & Gamble Co. .........................   1,836,000
                                                           -----------
                                                             7,308,387
                                                           -----------

            Electrical - 1.66%
    21,300  General Electric Co. .........................   1,375,181
                                                           -----------

            Entertainment and Leisure - 1.69%
    17,000  Walt Disney Co. ..............................   1,398,250
                                                           -----------

            Finance - 4.14%
    19,000  American Express Co. .........................   1,482,000
    14,300  American International Group, Inc. ...........   1,459,494
    16,500  First Data Corp. .............................     479,530
                                                           -----------
                                                             3,421,024
                                                           -----------

            Food and Beverage - 3.65%
    30,000  Coca-Cola Co. ................................   1,695,000
    14,400  Pioneer Hi-Bred International, Inc. ..........   1,319,400
                                                           -----------
                                                             3,014,400
                                                           -----------
            Health Care Services - 6.12%
    22,690  Eli Lilly & Co. ..............................   1,517,394
    31,000  Johnson & Johnson.............................   1,778,625
    25,000  Pfizer, Inc. .................................   1,768,750
                                                           -----------
                                                             5,064,769
                                                           -----------

            Lodging - 1.69%
    20,000  Marriott International, Inc. .................   1,395,000
                                                           -----------

            Medical Supplies - 1.86%
    35,400  Medtronic, Inc. ..............................   1,539,900
                                                           -----------

            Pharmaceuticals - 3.63%
    19,000  Bristol-Myers Squibb Co. .....................   1,667,250
    15,000  Merck & Co., Inc. ............................   1,338,750
                                                           -----------
                                                             3,006,000
                                                           -----------

            Restaurants - 1.82%
    22,100  Cracker Barrell Old Country Store, Inc. ......     651,950
    19,000  McDonald's Corp. .............................     851,437
                                                           -----------
                                                             1,503,387
                                                           -----------

            Retail - 3.70%
    26,500  Gap, Inc. ....................................   1,409,468
    29,800  Home Depot, Inc. .............................   1,657,625
                                                           -----------
                                                             3,067,093
                                                           -----------

            Telecommunications - 1.18%
    22,100  Ericsson (LM) Telefonaktiebolaget, ADR
            Class B, Series 10............................     977,925
                                                           -----------

            Technology - 16.03%
    22,100  Adaptec, Inc.*................................   1,070,469
    25,400  Cisco Systems, Inc.*..........................   2,083,594
    22,350  Compaq Computer Corp.*........................   1,424,812
    28,000  Electronic Arts, Inc.*........................     948,500
    19,800  Intel Corp. ..................................   1,524,600
    14,000  Microsoft Corp.*..............................   1,820,000
    43,000  Oracle Corp.*.................................   1,538,594
    14,800  Seagate Technology, Inc.*.....................     401,450
    24,400  Solectron Corp.*..............................     957,700
    36,000  3Com Corp.*...................................   1,491,750
                                                           -----------
                                                            13,261,469
                                                           -----------

            Total Common Stocks...........................  48,247,647
                                                           -----------
            (Cost $37,414,304)

Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.66%
            U.S. Treasury Notes - 17.89%
$1,500,000  5.750%, 08/15/03..............................   1,494,015
 2,000,000  5.875%, 02/15/04..............................   2,005,480
 1,500,000  7.250%, 05/15/04..............................   1,612,620
 1,500,000  7.875%, 11/15/04..............................   1,671,195
 2,000,000  6.500%, 08/15/05..............................   2,073,780
 2,500,000  6.500%, 10/15/06..............................   2,597,725
 3,000,000  7.250%, 05/15/16..............................   3,347,640
                                                           -----------
                                                            14,802,455
                                                           -----------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
CT&T FUNDS
Montag & Caldwell Balanced Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
----------                                                                ------

                Federal Home Loan Bank - 0.61%
$    500,000    6.940%, 02/12/04................................    $    506,500
                                                                    ------------
                Federal Home Loan
                Mortgage Corporation- 4.04%
     100,000    7.730%, 08/10/04, Debenture, Series A...........         103,593
     750,000    6.400%, 12/13/06, Debenture.....................         768,638
     750,000    6.700%, 01/05/07, Series B......................         782,775
     600,000    7.500%, 03/15/07, CMO, Class J..................         606,312
     175,000    6.000%, 04/15/08, CMO, Class K..................         174,689
     500,000    6.500%, 07/15/20, CMO, Class F..................         503,810
     400,000    6.500%, 11/15/20, CMO. Class H..................         404,924
                                                                    ------------
                                                                       3,344,741
                                                                    ------------

                Federal National
                Mortgage Association - 3.10%
     500,000    7.070%, 03/08/11, MTN...........................         505,960
   2,000,000    7.250%, 01/17/21, CMO, REMIC....................       2,054,940
                                                                    ------------
                                                                       2,560,900
                                                                    ------------

                Government National
                Mortgage Association - 0.02%
       8,447    8.500%, 06/15/01................................           8,809
       2,975    9.000%, 09/15/08................................           3,174
                                                                    ------------
                                                                          11,983
                                                                    ------------
                Total U.S. Government
                and Agency Obligations..........................      21,226,579
                                                                    ------------
                (Cost $20,702,195)

CORPORATE NOTES AND BONDS - 9.33%
                Finance - 7.73%
   1,500,000    American Express Co., Senior Notes
                6.750%, 06/23/04................................       1,537,500
      55,000    American General Finance, Senior Notes
                7.200%, 07/08/99................................          56,100
   1,000,000    Citicorp, Subordinated Notes
                7.125%, 05/15/06................................       1,036,250
     500,000    First National Bank Commerce, Senior Notes, MTN
                6.500%, 01/14/00................................         505,625
   1,000,000    First Union National, Subordinated Notes, MTN
                7.125%, 10/15/06................................       1,036,250
     750,000    General Motors Acceptance Corp.
                7.125%, 05/01/03................................         777,188
     500,000    Household Finance Corp.
                7.250%, 05/15/06................................         525,000
     100,000    National Re Corp., Senior Notes
                8.850%, 01/15/05................................         112,500
     500,000    Salomon, Inc.
                7.300%, 05/15/02................................         519,375
     285,000    Salomon, Inc., Senior Notes
                7.125%, 08/01/99................................         290,344
                                                                    ------------
                                                                       6,396,132
                                                                    ------------

                Retail - 1.60%
     500,000    Penney (J.C.) & Co., Debenture
                9.750%, 06/15/21................................         558,750
     750,000    Sears Roebuck Acceptance Corp.
                6.700%, 11/15/06................................         765,938
                                                                    ------------
                                                                       1,324,688
                                                                    ------------
                Total Corporate Notes and Bonds.................       7,720,820
                                                                    ------------
                (Cost $7,564,432)

ASSET-BACKED SECURITIES - 2.93%
     445,000    AT&T Universal Card Master Trust
                Series 1995-2, Class A
                5.950%, 10/17/02................................         445,352
   1,150,000    Chase Auto Owner Trust
                Series 1997-B, Class A3
                6.350%, 02/15/01................................       1,161,661
     300,000    Chemical Master Credit Card Trust
                6.230%, 06/15/03................................         302,508
     500,000    Citibank Credit Card Master Trust
                Series 1997-2, Class A
                6.550%, 02/16/04................................         509,460
                                                                    ------------
                Total Asset-Backed Securities...................       2,418,981
                                                                    ------------
                (Cost $2,389,033)
Shares
------
INVESTMENT COMPANY - 3.59%
   2,970,204    Bankers Trust Institutional
                Cash Management Fund............................       2,970,204
                                                                    ------------
                Total Investment Company........................       2,970,204
                                                                    ------------
                (Cost $2,970,204)

Total Investments - 99.84%......................................      82,584,231
                                                                    ------------
(Cost $71,040,168)**
Net Other Assets and Liabilities - 0.16%........................         134,822
                                                                    ------------
Net Assets - 100.00%............................................    $ 82,719,053
                                                                    ============

---------------------------------------
   *  Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $71,072,517


        Gross unrealized appreciation                   $11,988,370
        Gross unrealized (depreciation)                    (476,656)
                                                        -----------
        Net unrealized appreciation                     $11,511,714
                                                        ===========


 ADR  American Depositary Receipt
 CMO  Collateralized Mortgage Obligation
 MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit



Portfolio Composition (Moody's Ratings)
---------------------
Common Stocks                                             58%
U.S. Government Obligations                               19%
U.S. Government Agency Obligations                         8%
Aaa                                                        1%
A                                                         10%
Investment Company                                         4%
                                                        ----
                                                         100%
                                                        ====

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.84%

             U.S. Treasury Notes - 19.69%
$ 1,250,000  7.375%, 11/15/97...................................    $  1,250,588
  2,000,000  5.625%, 01/31/98...................................       2,000,600
  2,500,000  5.125%, 11/30/98...................................       2,488,400
  2,500,000  5.500%, 02/28/99...................................       2,496,325
  2,500,000  7.125%, 02/29/00...................................       2,576,700
  2,500,000  5.750%, 10/31/00...................................       2,499,950
  2,500,000  7.875%, 08/15/01...................................       2,677,100
  2,500,000  6.375%, 08/15/02...................................       2,562,125
  2,500,000  5.750%, 08/15/03...................................       2,490,025
  2,500,000  7.250%, 05/15/04...................................       2,687,700
                                                                    ------------
                                                                      23,729,513
                                                                    ------------

             U.S. Treasury Bonds - 5.33%
  2,000,000  7.500%, 05/15/02...................................       2,137,020
  2,500,000  7.125%, 02/15/23...................................       2,779,200
  1,500,000  6.250%, 08/15/23...................................       1,503,645
                                                                    ------------
                                                                       6,419,865
                                                                    ------------
             Federal Home Loan
             Mortgage Corporation - 12.03%
  2,500,000  5.850%, 02/21/06, Debenture........................       2,467,450
  1,123,421  7.000%, 10/15/06, CMO..............................       1,133,441
  1,500,000  6.000%, 03/15/07, CMO..............................       1,500,855
  1,000,000  6.500%, 09/15/07, CMO..............................       1,014,760
    500,000  5.750%, 01/15/08, CMO..............................         494,135
    570,206  7.500%, 04/01/08, Debenture........................         585,704
  1,500,000  6.000%, 03/15/09, CMO..............................       1,439,415
  1,355,049  6.500%, 06/01/09, CMO..............................       1,355,469
  1,693,227  6.500%, 01/01/11...................................       1,693,752
  1,480,425  6.500%, 11/01/11...................................       1,480,884
  1,400,000  6.000%, 12/15/23, CMO..............................       1,335,810
                                                                    ------------
                                                                      14,501,675
                                                                    ------------
             Federal National
             Mortgage Association - 4.48%
    382,130  6.000%, 06/25/02, CMO..............................         380,823
  1,067,154  6.900%, 12/25/03, CMO..............................       1,088,134
    390,121  7.000%, 07/01/08...................................         395,360
  1,449,716  7.000%, 05/01/12...................................       1,469,185
    931,842  9.000%, 05/01/25...................................         991,535
  1,093,948  6.500%, 02/01/26...................................       1,075,482
                                                                    ------------
                                                                       5,400,519
                                                                    ------------
             Government National
             Mortgage Association - 5.31%
    876,773  8.000%, 06/15/17...................................         910,196
  1,372,337  7.000%, 10/15/23...................................       1,380,475
  1,442,154  7.000%, 10/15/23...................................       1,450,706
  1,422,928  6.500%, 03/15/26...................................       1,407,802
  1,248,893  7.000%, 08/20/27...................................       1,250,837
                                                                    ------------
                                                                       6,400,016
                                                                    ------------
             Total U.S. Government
             and Agency Obligations.............................      56,451,588
                                                                    ------------
             (Cost $55,587,648)

CORPORATE NOTES AND BONDS - 40.49%
             Cable Television - 1.47%
 1,500,000   Continental Cablevision, Debenture
             9.500%, 08/01/13...................................       1,766,250
                                                                    ------------

             Consumer Non-Durables - 1.68%
 1,000,000   Anheuser Busch Co.
             7.000%, 12/01/25...................................         991,250
 1,000,000   Brown Group, Inc. Senior Note
             9.500%, 10/15/06...................................       1,035,000
                                                                    ------------
                                                                       2,026,250
                                                                    ------------

See accompanying Notes to Financial Statements

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
              Finance - 22.34%
$ 1,250,000   Advanta Corp., MTN
              7.000%, 05/01/01...................................    $ 1,251,563
  1,250,000   Associates Corp. NA
              6.375%, 08/15/98...................................      1,256,463
  2,000,000   Bankers Trust-NY, Subordinated Notes
              7.500%, 01/15/02...................................      2,090,000
    650,000   Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07...................................        656,500
  1,750,000   Chrysler Financial Corp.
              6.625%, 08/15/00...................................      1,776,250
  1,500,000   Continental Corp. Notes
              7.250%, 03/01/03...................................      1,548,750
  1,000,000   Federal Realty Investment Trust
              Convertible Subordinated Bonds, REIT
              5.250%, 10/28/03...................................        960,000
  2,000,000   First Chicago Bank
              7.750%, 12/01/26 (A)...............................      2,027,500
  1,000,000   Goldman Sachs Group LP
              6.200%, 12/15/00 (A)...............................        997,500
    500,000   Goldman Sachs Group LP
              6.250%, 02/01/03 (A)...............................        496,250
  1,275,000   John Deere Capital Corp., Debenture
              8.625%, 08/01/19...................................      1,388,156
    750,000   Leucadia National Corp.
              Senior Subordinated Notes
              7.875%, 10/15/06...................................        779,063
  1,000,000   Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05...................................      1,061,250
  2,000,000   Merrill Lynch & Co., Inc.
              7.000%, 04/27/08...................................      2,082,500
  2,000,000   Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A)...............................      1,985,000
  1,000,000   Olympic Financial Ltd.
              11.500%, 03/15/07..................................      1,037,500
  1,250,000   Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A)...............................      1,337,500
  2,000,000   Prudential Insurance Co. of America
              8.300%, 07/01/25 (A)...............................      2,190,000
  2,000,000   Wells Fargo Capital
              7.730%, 12/01/26 (A)...............................      2,010,000
                                                                     -----------
                                                                      26,931,745
                                                                     -----------

              Food and Beverage - 0.42%
$   500,000   Nabisco, Inc.
              6.700%, 06/15/02...................................    $   508,750
                                                                     -----------

              Manufacturing - 0.87%
  1,000,000   Figgie International, Inc., Senior Notes
              9.875%, 10/01/99...................................      1,045,000
                                                                     -----------

              Printing and Publishing - 2.46%
  1,250,000   News America Holdings
              7.750%, 01/20/24...................................      1,256,250
    809,967   Time Warner, Inc., Series M
              10.250%, 07/01/16..................................        933,487
    750,000   Valassis Inserts, Inc.
              Senior Subordinated Notes
              9.375%, 03/15/99...................................        775,313
                                                                     -----------
                                                                       2,965,050
                                                                     -----------

              Retail - 1.19%
  1,500,000   K-mart Corp., Debenture
              7.950%, 02/01/23...................................      1,440,000
                                                                     -----------

              Transportation - 0.58%
    209,478   Delta Air Lines, Inc.
              9.375%, 09/11/07...................................        234,353
    433,477   Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.540%, 01/02/07...................................        465,898
                                                                     -----------
                                                                         700,251
                                                                     -----------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================



                                                                            Market
Par Value                                                                    Value
---------                                                                   ------
               Utilities - 9.48%
$  1,675,000   CalEnergy Co., Inc.
               7.630%, 10/15/07..................................        $  1,695,938
   1,000,000   Commonwealth Edison Co., First Mortgage
               7.750%, 07/15/23..................................           1,023,750
   2,000,000   Gulf States Utilities, First Mortgage, Series A
               8.250%, 04/01/04..................................           2,152,500
   1,250,000   Long Island Lighting Co., Debenture
               9.000%, 11/01/22..................................           1,410,938
   1,500,000   Niagra Mohawk Power, First Mortgage
               8.000%, 06/01/04..................................           1,586,250
   2,000,000   Philadelphia Electric Co., First Mortgage
               5.625%, 11/01/01..................................           1,962,500
   1,475,000   WorldCom, Inc. GA, Senior Note
               8.875%, 01/15/06..................................           1,593,000
                                                                         ------------
                                                                           11,424,876
                                                                         ------------
               Total Corporate Notes and Bonds...................          48,808,172
                                                                         ------------
               (Cost $47,005,037)

YANKEE BONDS - 3.13%
   2,000,000   Chilgener S.A. Yankee (Chile)
               6.500%, 01/15/06...................................          1,980,000
     593,750   Province of Mendoza
               Collateral Oil Royalty Note
               10.000%, 07/25/02 (A)..............................            630,428
   1,150,000   Skandinaviska Enskilda, Subordinated Notes
               6.625%, 03/29/49 (A)...............................          1,157,918
                                                                         ------------
               Total Yankee Bonds.................................          3,768,346
                                                                         ------------
               (Cost $3,673,871)

GOVERNMENT TRUST CERTIFICATE - 0.53%
     607,427   Israel Collateral Trust, Class 1-C
               9.250%, 11/15/01...................................            639,317
                                                                         ------------
               Total Government Trust Certificate.................            639,317
                                                                         ------------
               (Cost $664,635)

ASSET-BACKED SECURITIES - 4.90%
   1,750,000   BA Mortgage Securities, CMO
               7.350%, 07/25/26...................................          1,747,813
   2,500,000   Chemical Master Credit Card Trust I, Class A
               5.550%, 09/15/03...................................          2,473,025
     750,000   Citibank Credit Card Master Trust I, Class A
               6.839%, 02/10/04...................................            767,393
     875,000   Midland Realty Acceptance Corp., CMO
               7.475%, 08/25/28...................................            922,578
                                                                         ------------
               Total Asset-Backed Securities......................          5,910,809
                                                                         ------------
               (Cost $5,814,813)

REPURCHASE AGREEMENT - 2.72%
   $3,281,000  First Chicago,
               5.700%, dated 10/31/97 to be repurchased
               on 11/03/97 at $3,282,558
               (Collateralized by U.S. Treasury Note
               6.000%, due 07/31/02;
               Total Par $3,270,000)..............................       $  3,281,000
                                                                         ------------
               Total Repurchase Agreement.........................          3,281,000
                                                                         ------------
               (Cost $3,281,000)
Total Investments -98.61%.........................................        118,859,232
                                                                         ------------

(Cost $116,027,004)*
Net Other Assets and Liabilities - 1.39%..........................          1,672,945
                                                                         ------------
Net Assets - 100.00%..............................................       $120,532,177
                                                                         ============

---------------------------------------------
  * Aggregage cost for Federal income tax purposes is $116,027,004.

       Gross unrealized appreciation                             $  2,932,363
       Gross unrealized (depreciation)                               (100,135)
                                                                 ------------
       Net unrealized appreciation                               $  2,832,228
                                                                 ============

 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $12,832,096 or 10.65% of net assets.

CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note
REIT  Real Estate Investment Trust

Portfolio Composition (Mood's Ratings)
---------------------
Repurchase Agreement                                                          3%
U.S. Government Obligations                                                  25%
U.S. Government Agency Obligations                                           22%
Government Trust Certificates                                                 1%
Aaa                                                                           3%
AA                                                                            3%
A                                                                            14%
Baa                                                                          13%
Ba                                                                           13%
B                                                                             1%
NR                                                                            2%
                                                                            ----
                                                                            100%
                                                                            ====

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Municipal Bond Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                  -----
MUNICIPAL SECURITIES - 97.45%
           Arizona - 8.53%
$ 350,000  Mohave County, IDA
           6.000%, 07/01/00......................................     $  366,569
  450,000  Salt River Project Electric System Revenue
           Refunding, Series A
           5.500%, 01/01/05......................................        477,842
  200,000  Tucson, Arizona Water Revenue
           5.400%, 07/01/05......................................        211,152
                                                                      ----------
                                                                       1,055,563
                                                                      ----------
           California - 2.07%
  250,000  California State
           5.250%, 10/01/10......................................        256,250
                                                                      ----------
           Florida - 2.21%
  265,000  Dade County, Florida State School District, G.O.
           5.000%, 07/15/02
           Insured: MBIA.........................................        273,949
                                                                      ----------
           Georgia - 4.14%
  250,000  State of Georgia, Series A, G.O.
           6.100%, 03/01/05......................................        276,045
  200,000  State of Georgia, Series D, G.O.
           6.700%, 08/01/09......................................        235,980
                                                                      ----------
                                                                         512,025
                                                                      ----------
           Illinois - 8.21%
  250,000  Chicago, Illinois Metropolitan Water
           Reclamation, G.O.
           6.600%, 01/01/02......................................        271,903
  475,000  Cook County, Illinois Series B, G.O.
           4.700%, 11/15/01
           Insured: MBIA.........................................        484,614
  250,000  State of Illinois, G.O.
           5.150%, 09/01/02
           Insured: FGIC.........................................        259,390
                                                                      ----------
                                                                       1,015,907
                                                                      ----------
           Maryland - 2.03%
  250,000  University of Maryland Revenue, Series B
           Auxiliary Facilities and Tuition Revenue
           5.400%, 04/01/98......................................        251,718
                                                                      ----------

           Michigan - 5.92%
  250,000  Lanse Creuse Public Schools
           5.000%, 05/01/03......................................        258,368
  200,000  Rochester Community School District
           4.550%, 05/01/04......................................        201,006
  260,000  Utica Community Schools
           5.375%, 05/01/04......................................        273,296
                                                                      ----------
                                                                         732,670
                                                                      ----------
           Minnesota - 2.01%
  245,000  St. Paul Housing Finance Board Revenue
           5.050%, 11/01/07......................................        249,236
                                                                      ----------
           Nevada - 3.12%
  350,000  Clark County, Nevada School District, G.O.
           6.400%, 06/15/06......................................        386,547
           Insured: FGIC                                              ----------

           New Jersey - 7.24%
  295,000  Camden County
           Municipal Utilities Authority Revenue
           6.000%, 07/15/04......................................        321,237
  350,000  State of New Jersey Transportation
           Trust Fund Revenue, Series A,
           Escrowed to Maturity
           5.200%, 12/15/00
           Insured: AMBAC........................................        362,289
  200,000  State of New Jersey, Series D, G.O.
           5.500%, 02/15/04......................................        212,296
                                                                      ----------
                                                                         895,822
                                                                      ----------
           New York - 6.27%
  250,000  Municipal Assistance Corporation
           4.500%, 07/01/01......................................        252,850
  250,000  New York City Transitional Finance
           Authority Revenue
           5.500%, 08/15/08......................................        266,103
  250,000  New York State Dormitory Authority
           Revenue, Series C
           5.100%, 05/15/03......................................        257,463
                                                                      ----------
                                                                         776,416
                                                                      ----------
           Ohio - 1.67%
  200,000  Ohio State Public Facilities Commission
           (Higher Education), Series II-A
           5.200%, 05/01/01
           Insured: AMBAC........................................        206,974
                                                                      ----------
           Oklahoma - 2.93%
  350,000  Tulsa, Oklahoma Metropolitan Utilities
           Authority Revenue
           5.500%, 07/01/00......................................        362,506
                                                                      ----------
           Oregon - 2.22%
  250,000  Portland, Oregon Series A, G.O.
           7.000%, 06/01/01......................................        274,445
                                                                      ----------

See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Municipal Bond Fund
Schedule of Investments-continued                               October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
                 Pennsylvania - 3.74%
$    250,000     Commonwealth of Pennsylvania,
                 Green County, G.O.
                 5.100%, 06/15/03
                 Insured: MBIA..................................... $    259,503
     200,000     Commonwealth of Pennsylvania, G.O.
                 5.250%, 05/15/99
                 Insured: FGIC.....................................      204,052
                                                                    ------------
                                                                    $    463,555
                                                                    ------------

                 Puerto Rico - 3.59%
     400,000     Commonwealth of Puerto Rico,
                 Series A, G.O.
                 6.500%, 07/01/03
                 Insured: MBIA.....................................      444,660
                                                                    ------------

                 Rhode Island - 2.38%
     275,000     State of Rhode Island, Series A, G.O.
                 6.000%, 06/15/02
                 Insured: FGIC.....................................      294,751
                                                                    ------------

                 Texas - 10.30%
     375,000     Arlington Independent School District,
                 Refunding, G.O.
                 5.400%, 02/15/99..................................      382,050
     210,000     Tarrant County Health Faciltities
                 Development Corp.
                 Health System Revenue, Series A
                 5.500%, 02/15/05..................................      222,243
     200,000     Texas State Public Finance Authority
                 Series A, G.O.
                 5.600%, 10/01/02..................................      212,314
     450,000     Texas State Water Development Board, G.O.
                 Escrowed to  Maturity
                 5.000% 08/01/99...................................      458,537
                                                                    ------------
                                                                       1,275,144
                                                                    ------------

                 Utah - 8.35%
     300,000     Intermountain Power Agency
                 Power Supply Revenue
                 6.250%, 07/01/07..................................      336,762
     475,000     Jordan School District, Series A, G.O.
                 5.250%, 06/15/00..................................      488,903
     200,000     Utah State Building Ownership Authority
                 Lease Revenue, Series A
                 5.125%, 05/15/03..................................      207,552
                                                                    ------------
                                                                       1,033,217
                                                                    ------------


                 Virginia - 4.23%
     250,000     Henrico County,Virginia
                 Industrial Redevelopment
                 Authority Revenue
                 5.300%, 12/01/11..................................      258,808
     250,000     Virigina State Public School
                 Authority Revenue
                 5.500%, 08/01/03..................................      264,600
                                                                    ------------
                                                                         523,408
                                                                    ------------

                 Washington - 4.12%
     475,000     King County, Washington, Series A, G.O.
                 5.800%, 01/01/04..................................      509,741
                                                                    ------------
                 Wisconsin - 2.17%
     250,000     State of Wisconsin, Series A, G.O.
                 5.750%, 05/01/04..................................      268,463
                                                                    ------------

                 Total Municipal Securities........................ $ 12,062,967
                 (Cost $11,743,478)................................ ------------

     Shares
     ------
INVESTMENT COMPANIES - 0.51%
       4,954     Goldman Sachs Tax Exempt Fund.....................        4,954
      58,695     Provident Munifund................................       58,695
                                                                    ------------
                        Total Investment Companies.................       63,649
                        (Cost $63,649)                              ------------


Total Investments - 97.96%.........................................   12,126,616
(Cost $11,807,127)*                                                 ------------

Net Other Assets and Liabilities - 2.04%...........................      252,592
                                                                    ------------
Net Assets - 100.00%............................................... $ 12,379,208
                                                                    ------------



-------------------------------
     *    Aggregage cost for Federal income tax purposes is $11,807,127.

               Gross unrealized appreciation         $   319,637
               Gross unrealized (depreciation)              (148)
                                                     -----------
               Net unrealized appreciation           $   319,489
                                                     ===========

  AMBAC   American Municipal Bond Assurance Corp.
  FGIC    Federal Guaranty Insurance Corp.
  G.O.    General Obligation
  IDA     Industrial Development Authority
  MBIA    Municipal Bond Insurance Association


Portfolio Composition (Moody's Ratings)
---------------------
Investment Companies                       1%
Aaa                                       56%
Aa                                        33%
A                                          8%
NR                                         2%
                                         ----
                                         100%
                                         ====



See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Money Market Fund
Schedule of Investments                                         October 31, 1997
================================================================================
                                                                       Amortized
Par Value                                                                 Cost
---------                                                              ---------
COMMERCIAL PAPER - 77.33%
$    4,500,000  Beneficial Corp.
                5.5520%, 11/03/97.................................. $  4,500,000
     4,500,000  Associates Corp. of North America
                5.5530%, 11/04/97..................................    4,500,000
     4,500,000  Household Finance Corp.
                5.5580%, 11/05/97..................................    4,500,000
     4,545,000  Chrysler Financial Corp.
                5.5540%, 11/06/97(A)...............................    4,541,528
     4,300,000  AVCO Financial Services, Inc.
                5.5700%, 11/10/97..................................    4,300,000
       600,000  General Electric Capital Corp.
                5.5710%, 11/12/97..................................      600,000
     3,900,000  Heller Financial, Inc.
                5.6070%, 11/12/97..................................    3,900,000
     3,500,000  AVCO Financial Services, Inc.
                5.5760%, 11/13/97..................................    3,500,000
     1,000,000  Prudential Funding Corp.
                5.5100%, 11/13/97..................................    1,000,000
     4,500,000  Sears Roebuck Acceptance Corp.
                5.5700%, 11/14/97..................................    4,500,000
     4,500,000  American Express Credit Corp.
                5.5800%, 11/17/97..................................    4,500,000
       420,000  Prudential Funding Corp.
                5.5000%, 11/18/97..................................      420,000
     3,090,000  Chrysler Financial Corp.
                5.5200%, 11/18/97..................................    3,081,945
     1,034,124  Bank of America
                5.5300%, 11/18/97..................................    1,031,423
     4,500,000  General Motors Acceptance Corp.
                5.5860%, 11/19/97..................................    4,500,000
     3,500,000  Norwest Financial, Inc.
                5.6040%, 11/20/97..................................    3,500,000
     1,000,000  American Express Credit Corp.
                5.5830%, 11/20/97..................................    1,000,000
     3,500,000  General Motors Acceptance Corp.
                5.5829%, 11/21/97..................................    3,500,000
     4,560,000  Chrysler Financial Corp.
                5.5850%, 11/21/97(A)...............................    4,546,042
     4,500,000  Commercial Credit Co.
                5.5570%, 11/24/97..................................    4,500,000
     4,500,000  Heller Financial, Inc.
                5.6370%, 11/25/97..................................    4,500,000
     4,500,000  AVCO Financial Services, Inc.
                5.5910%, 11/26/97..................................    4,500,000
     2,500,000  First National Bank of Chicago
                5.5000%, 12/01/97(A)...............................    2,488,542
     2,000,000  American Express Credit Corp.
                5.5568%, 12/01/97..................................    2,000,000
     4,500,000  IBM Credit Corp.,
                5.5420%, 12/02/97..................................    4,500,000
     4,500,000  Beneficial Corp.
                5.5585%, 12/03/97..................................    4,500,000
     4,500,000  Household Finance Corp.
                5.5288%, 12/04/97..................................    4,500,000
     4,500,000  Prudential Funding Corp.
                5.5381%, 12/05/97..................................    4,500,000
     4,500,000  Commercial Credit Co.
                5.5296%, 12/08/97..................................    4,500,000
     4,550,000  Southern California Edison
                5.5650%, 12/09/97(A)...............................    4,523,585
     4,500,000  CIT Group Holdings
                5.5279%, 12/10/97..................................    4,500,000
     4,500,000  CIT Group Holdings
                5.5271%, 12/11/97..................................    4,500,000
     3,000,000  American General Finance
                5.5271%, 12/12/97..................................    3,000,000
     1,500,000  General Electric Capital Corp.
                5.5440%, 12/12/97..................................    1,500,000
     2,122,117  Bank of America
                5.5100%, 12/15/97(A)...............................    2,107,825
     3,300,000  Associates Corp. of North America
                5.5760%, 12/15/97..................................    3,300,000
     1,419,364  Bank of America
                5.5100%, 12/16/97(A)...............................    1,409,588
     3,000,000  Sears Roebuck Acceptance Corp.
                5.5697%, 12/16/97..................................    3,000,000
     4,500,000  Prudential Funding Corp.
                5.5576%, 12/17/97..................................    4,500,000
     1,200,000  Prudential Funding Corp.
                5.5680%, 12/18/97..................................    1,200,000
       400,000  General Electric Capital Corp.
                5.5500%, 12/19/97..................................      400,000
     4,100,000  General Motors Acceptance Corp.
                5.5722%, 12/19/97..................................    4,100,000
     4,500,000  American General Finance
                5.5407%, 12/22/97..................................    4,500,000
     2,000,000  CIT Group Holdings
                5.5706%, 12/23/97..................................    2,000,000
     2,500,000  Beneficial Corp.
                5.5808%, 12/23/97..................................    2,500,000
     4,500,000  Sears Roebuck Acceptance Corp.
                5.5732%, 12/24/97..................................    4,500,000
     4,100,000  American Express Credit Corp.
                5.5713%, 12/31/97..................................    4,100,000
       400,000  General Electric Capital Corp.
                5.5603%, 12/31/97..................................      400,000
     1,000,000  Commercial Credit Co.
                5.6376%, 01/05/98..................................    1,000,000
     3,700,000  Associates Corp. of America
                5.6478%, 01/05/98..................................    3,700,000
     4,100,000  General Electric Capital Corp.
                5.5807%, 01/09/98..................................    4,100,000


See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Money Market Fund
Schedule of Investments-continued                               October 31, 1997
================================================================================
                                                                    Amortized
Par Value                                                              Cost
---------                                                              ----
$      400,000          CIT Group Holdings
                        5.6113%, 01/09/98....................... $     400,000
     4,500,000          John Deere Capital Corp.
                        5.6184%, 01/15/98.......................     4,500,000
     4,500,000          General Electric Capital Corp.
                        5.6741%, 01/15/98.......................     4,500,000

     4,500,000          Norwest Financial, Inc.
                        5.6647%, 01/22/98.......................     4,500,000
     3,300,000          Heller Financial, Inc.
                        5.7067%, 01/22/98.......................     3,300,000
                                                                 -------------
                        Total Commercial Paper..................   184,450,478
                        (Cost $184,450,478)                      -------------


CERTIFICATES OF DEPOSIT - 5.16%
     4,500,000          Old Kent Bank
                        5.5000%, 11/07/97.......................     4,500,000
     3,300,000          Old Kent Bank
                        5.5600%, 12/18/97.......................     3,300,000
     4,500,000          Old Kent Bank
                        5.5700%, 12/26/97.......................     4,500,000
                                                                 -------------
                        Total Certificates of Deposit...........    12,300,000
                        (Cost $12,300,000)                       -------------

GIC WITHIN FUNDING AGREEMENT - 4.19%
    10,000,000          Allstate Life Funding Agreement GIC
                        5.7575%, 12/01/97.......................    10,000,000
                                                                 -------------
                        Total GIC Within
                        Funding Agreement.......................    10,000,000
                        (Cost $10,000,000)                       -------------

TIME DEPOSITS - 3.77%
$    4,500,000          Canadian Imperial Bank of Commerce
                        5.5400%, 12/30/97....................... $   4,500,000
     4,500,000          Canadian Imperial Bank of Commerce
                        5.5600%, 12/29/97.......................     4,500,000
                                                                 -------------
                        Total Time Deposits.....................     9,000,000
                        (Cost $9,000,000)                        -------------

REPURCHASE AGREEMENT - 9.52%
    22,718,000          First Chicago,
                        5.6600%, dated 10/31/97 to be repurchased
                        on 11/03/97 at $22,728,715
                        (Collateralized by U.S. Treasury Note
                        8.500%, due 11/15/00;
                        Total Par $20,785,000)..................    22,718,000
                                                                  ------------
                        Total Repurchase Agreement..............    22,718,000
                        (Cost $22,718,000)                        ------------

Total Investments - 99.97%......................................   238,468,478**
                                                                  ------------
Net Other Assets and Liabilities -0.03%.........................        82,996
                                                                  ------------
Net Assets - 100.00%............................................  $238,551,474
                                                                  ============

---------------------------
(A)  Annualized yield at time of purchase
** At October 31, 1997 cost is idenitical for book and Federal income tax purposes.



See accompanying Notes to Financial Statements.

CT&T Funds
Statement of Assets and Liabilities                             OCTOBER 31, 1997
================================================================================

                                                     Chicago Trust
                                 Montag & Caldwell  Growth & Income  Chicago Trust  Chicago Trust
                                    Growth Fund          Fund         Talon Fund    Balanced Fund
                                 -----------------  ---------------  -------------  -------------
ASSETS:
 Investments:
  Investments at cost..........       $606,867,247     $182,870,419    $24,636,650   $141,457,686
  Repurchase agreements........                 --       10,017,000             --     11,933,000
  Net unrealized appreciation..        147,140,836       77,036,253      4,128,506     33,598,179
                                      ------------     ------------    -----------   ------------
  Total investments at value...        754,008,083      269,923,672     28,765,156    186,988,865
 Cash..........................                234            1,399            231             --
 Receivables:
  Dividends and interest.......            502,350           37,066         88,732      1,193,984
  Fund shares sold.............          3,895,259          471,113          5,073        263,527
  Investments sold.............                 --        4,672,930             --             --
  Due from Advisor, net........                 --               --             --             --
 Deferred organization costs...              6,670            5,574          6,277          4,036
 Other assets..................             10,220           31,068          6,158          1,244
                                      ------------     ------------    -----------   ------------
   Total assets................        758,422,816      275,142,822     28,871,627    188,451,656
                                      ------------     ------------    -----------   ------------

LIABILITIES:
 Payables:
  Bank overdraft...............                 --               --             --         24,283
  Dividend distribution........                 --               --             --             --
  Investments purchased........          8,311,553               --        359,975             --
  Fund shares redeemed.........            791,859           78,981             --         90,857
  Due to Advisor, net..........            517,213          167,934         12,747        113,036
  Distribution fees............            130,197          221,436         17,630        180,966
 Accrued expenses..............            253,828           66,564         21,692         49,177
                                      ------------     ------------    -----------   ------------
   Total liabilities...........         10,004,650          534,915        412,044        458,319
                                      ------------     ------------    -----------   ------------

NET ASSETS.....................       $748,418,166     $274,607,907    $28,459,583   $187,993,337
                                      ============     ============    ===========   ============

NET ASSETS consist of:
 Capital paid-in...............       $593,853,104     $178,423,017    $19,796,414   $142,370,306
 Accumulated undistributed
  (distribution in excess of)
  net investment income (loss).                 --               --         37,253        624,636
 Accumulated net realized gain
  (loss) on investments........          7,424,226       19,148,637      4,497,410     11,400,216
 Net unrealized appreciation
  on investments...............        147,140,836       77,036,253      4,128,506     33,598,179
                                      ------------     ------------    -----------   ------------
TOTAL NET ASSETS...............       $748,418,166     $274,607,907    $28,459,583   $187,993,337
                                      ============     ============    ===========   ============

Shares of beneficial interest
 outstanding...................         32,959,072       13,917,656      1,617,134     16,999,608

NET ASSET VALUE
 Offering and redemption price
  per share (Net Assets/Shares
  outstanding).................                 (A)    $      19.73    $     17.60   $      11.06
                                      ============     ============    ===========   ============

------------------------
(A) Montag & Caldwell Growth Fund Class N (Retail):
    Net Asset Value, offering price and redemption price per share (Based on net assets of $479,557,025 and 21,142,111 shares issued and outstanding) $22.68 Montag & Caldwell Growth Fund Class I (Institutional):
    Net Asset Value, offering price and redemption price per share (Based on net assets of $268,861,141 and 11,816,961 shares issued and outstanding) $22.75

See accompanying Notes to Financial Statements.

                                             Chicago Trust         Chicago Trust
Montag & Caldwell       Chicago Trust        Municipal Bond        Money Market
  Balanced Fund           Bond Fund               Fund                 Fund
-----------------      ---------------       --------------        -------------


$      71,040,168      $   112,746,004       $   11,807,127        $ 215,750,478
               --            3,281,000                   --           22,718,000
       11,544,063            2,832,228              319,489                   --
-----------------      ---------------       --------------        -------------
       82,584,231          118,859,232           12,126,616          238,468,478
               --                7,486                  417                   --

          589,290            1,755,024              202,811            1,054,958
          206,223              117,111              100,098              168,650
              355                   --                   --                   --
               --                   --                  105                   --
            6,670                5,574                5,574                5,574
            1,356                1,152               26,647               12,392
-----------------      ---------------       --------------        -------------
       83,388,125          120,745,579           12,462,268          239,710,052
-----------------      ---------------       --------------        -------------



              397                   --                   --                  652
            1,345                   --                   --            1,029,742
          577,478                   --                   --                   --
            3,677                3,552                   --               13,230
           52,295               38,587                   --               77,330
            2,808              142,791               43,249                   --
           31,072               28,472               39,811               37,624
-----------------      ---------------       --------------        -------------
          669,072              213,402               83,060            1,158,578
-----------------      ---------------       --------------        -------------

$      82,719,053      $   120,532,177      $    12,379,208        $ 238,551,474
=================      ===============      ===============        =============


$      68,927,242      $   117,272,641      $    12,123,373        $ 238,551,474

          185,563              452,597               27,456                   --

        2,062,185              (25,289)             (91,110)                  --

       11,544,063            2,832,228              319,489                   --
-----------------      ---------------      ---------------        -------------
$      82,719,053      $   120,532,177      $    12,379,208        $ 238,551,474
=================      ===============      ===============        =============

        5,167,798           11,894,302            1,215,334          238,551,474



$           16.01      $         10.13       $        10.19        $        1.00
=================      ===============       ==============        =============

CT&T Funds
Statement of Operations
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                                                           CHICAGO TRUST
                                                      MONTAG & CALDWELL   GROWTH & INCOME   CHICAGO TRUST   CHICAGO TRUST
                                                         GROWTH FUND            FUND          TALON FUND    BALANCED FUND
                                                      -----------------   ---------------   -------------   -------------
INVESTMENT INCOME:
 Dividends................................................ $  3,062,695       $ 2,616,520      $   93,313     $ 1,115,889
 Interest.................................................    1,035,399         1,054,079         366,033       5,603,622
                                                           ------------       -----------      ----------     -----------
   Total Investment Income................................    4,098,094         3,670,599         459,346       6,719,511
                                                           ------------       -----------      ----------     -----------
EXPENSES:
 Investment advisory fees.................................    3,800,124         1,734,260         182,742       1,228,508
 Distribution expenses....................................      836,514           619,130          57,092         438,574
 Transfer agent fees......................................      167,566            98,959          53,658          33,312
 Administration fees......................................      242,224           121,926          11,675          85,382
 Accounting fees..........................................       66,037            49,168          18,045          47,067
 Registration expenses....................................      209,681            14,322          10,503          12,499
 Custodian fees...........................................       47,481            32,124          13,857          30,396
 Professional fees........................................       48,246            26,954          11,515          22,630
 Amortization of organization costs.......................        3,332             4,997           3,332           1,401
 Report to shareholder expense............................       33,756            12,666           1,194           8,709
 Trustees fees............................................        2,703             2,703           2,703           2,703
 Other expenses...........................................        8,943            64,777          15,911          66,970
                                                           ------------       -----------      ----------     -----------
   Total expenses.........................................    5,466,607         2,781,986         382,227       1,978,151
                                                           ------------       -----------      ----------     -----------
   Expenses reimbursed....................................      (41,428)         (129,857)        (85,596)       (102,203)
                                                           ------------       -----------      ----------     -----------
   Net expenses...........................................    5,425,179         2,652,129         296,631       1,875,948
                                                           ------------       -----------      ----------     -----------
NET INVESTMENT INCOME (LOSS)..............................   (1,327,085)        1,018,470         162,715       4,843,563
                                                           ------------       -----------      ----------     -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments (including
 a net realized (loss) on option transactions of
 ($169,276) in the Talon Fund)............................    8,570,687        19,177,699       4,497,850      11,378,927
Net change in unrealized appreciation
 on investments (including a net
 unrealized appreciation on option transactions of
 $137,375 in the Talon Fund)..............................  114,427,550        33,416,450       1,618,377      15,462,457
                                                           ------------       -----------      ----------     -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS......................................  122,998,237        52,594,149       6,116,227      26,841,384
                                                           ------------       -----------      ----------     -----------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS................................... $121,671,152       $53,612,619      $6,278,942     $31,684,947
                                                           ============       ===========      ==========     ===========

See accompanying Notes to Financial Statements.

                                            Chicago Trust  Chicago Trust
         Montag & Caldwell  Chicago Trust  Municipal Bond   Money Market
           Balanced Fund      Bond Fund         Fund           Fund
         -----------------  -------------  --------------  -------------

         $         219,468  $          --  $           --  $          --
                 1,399,409      7,043,490         534,204     13,958,204
         -----------------  -------------  --------------  -------------
                 1,618,877      7,043,490         534,204     13,958,204
         -----------------  -------------  --------------  -------------


                   400,868        550,514          69,127      1,004,607
                   131,861        247,590          28,790             --
                    47,730         42,264          23,435         54,844
                    27,230         49,334           5,686        121,794
                    29,879         42,584          17,743         52,303
                    22,362         18,235           6,333         10,426
                    17,386         23,135           7,512         39,465
                    14,288         17,723          11,566         27,534
                     3,332          4,997           4,997          4,997
                     3,041          5,111             559         12,374
                     2,703          2,703           2,703          2,703
                    10,466         17,298          10,533         68,479
         -----------------  -------------  --------------  -------------
                   711,146      1,021,488         188,984      1,399,526
         -----------------  -------------  --------------  -------------
                   (44,973)      (221,539)        (85,359)      (142,332)
         -----------------  -------------  --------------  -------------
                   666,173        799,949         103,625      1,257,194
         -----------------  -------------  --------------  -------------
                   952,704      6,243,541         430,579     12,701,010
         -----------------  -------------  --------------  -------------




                 2,102,297        (36,729)          6,147             --



                 7,581,239      2,754,254         140,720             --
         -----------------  -------------  --------------  -------------


                 9,683,536      2,717,525         146,867             --
         -----------------  -------------  --------------  -------------


         $      10,636,240  $   8,961,066  $      577,446  $  12,701,010
         =================  =============  ==============  =============

CT&T FUNDS
Statement of Changes in Net Assets
====================================================================================================================================

                                                       Montag & Caldwell Growth Fund           Chicago Trust Growth & Income Fund
                                                       -----------------------------           ----------------------------------
                                                               Year Ended                                  Year Ended
                                                    October 31, 1997   October 31, 1996*      October 31, 1997     October 31, 1996
                                                    ----------------   ----------------       ----------------     ----------------
NET ASSETS at beginning of period.................     $ 218,649,895       $ 40,355,049           $205,133,317         $172,295,705
                                                       -------------       ------------           ------------         ------------
Increase in net asset
from operations:
  Net investment income (loss)....................        (1,327,085)           (28,035)             1,018,470            1,451,728
  Net realized gain on investments sold
   and purchased options transactions.............         8,570,687          2,171,050             19,177,699            4,305,113
  Net change in unrealized appreciation
   on investments and assets
   and liabilities in purchased options...........       114,427,550         26,825,183             33,416,450           39,311,048
                                                       -------------       ------------           ------------         ------------
  Net increase in net assets
   from operations................................       121,671,152         28,968,198             53,612,619           45,067,889
                                                       -------------       ------------           ------------         ------------
Distributions to shareowners from:
  Net investment income:
     Retail Class.................................                --            (28,975)            (1,152,026)          (1,444,903)
     Institutional Class..........................           (26,630)           (45,883)                    --                   --
  Net realized gain on investments:
     Retail Class.................................        (1,466,613)           (24,401)            (4,334,020)            (976,557)
     Institutional Class..........................          (412,803)                --                     --                   --
                                                       -------------       ------------           ------------         ------------
     Total distributions..........................        (1,906,046)           (99,259)            (5,486,046)          (2,421,460)
                                                       -------------       ------------           ------------         ------------
Capital share transactions:
  Net proceeds from sales of shares:
     Retail Class.................................       339,687,434        118,083,887             50,803,893           43,023,005
     Institutional Class..........................       228,296,239         51,795,147                     --                   --
  Issued to shareowners in reinvestment
   of distributions:
     Retail Class.................................         1,404,998             53,046              5,404,887            2,391,580
     Institutional Class..........................           396,515             45,883                     --                   --
  Cost of shares repurchased:
     Retail Class.................................      (115,055,486)       (16,878,640)           (34,860,763)         (55,223,402)
     Institutional Class..........................       (44,726,535)        (3,673,416)                    --                   --
                                                       -------------       ------------           ------------         ------------
       Net increase (decrease) from capital
        share transactions........................       410,003,165        149,425,907             21,348,017           (9,808,817)
                                                       -------------       ------------           ------------         ------------
       Total increase in net assets...............       529,768,271        178,294,846             69,474,590           32,837,612
                                                       -------------       ------------           ------------         ------------
NET ASSETS at end of period (including line A)....     $ 748,418,166       $218,649,895           $274,607,907         $205,133,317
                                                       =============       ============           ============         ============
(A) Undistributed (distribution in excess of)
    net investment income (loss)..................     $          --       $    (73,703)          $         --         $    133,556
                                                       -------------       ------------           ------------         ------------
OTHER INFORMATION:
Share transactions:
  Retail Class:
     Sold.........................................        16,692,907          7,779,869              2,806,114            2,994,709
     Issued to shareowners in reinvestment
      of distributions............................            79,785              3,770                326,567              170,324
     Repurchased..................................        (5,364,133)        (1,115,729)            (1,902,988)          (3,829,976)
  Institutional Class:
     Sold.........................................        10,833,116          3,302,194                     --                   --
     Issued to shareowners in reinvestment
      of distributions............................            22,316              2,812                     --                   --
     Repurchased..................................        (2,106,489)          (236,988)                    --                   --
                                                       -------------       ------------           ------------         ------------
        Net increase (decrease) in shares
         outstanding..............................        20,157,502          9,735,928              1,229,693             (664,943)
                                                       =============       ============           ============         ============

--------------------------------------------------------------------------------
* Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.

See accompanying Notes to Financial Statements.


       CHICAGO TRUST TALON FUND                 CHICAGO TRUST BALANCED FUND
  ----------------------------------        ----------------------------------
             YEAR ENDED                                  YEAR ENDED
  OCTOBER 31, 1997  OCTOBER 31, 1996        OCTOBER 31, 1997  OCTOBER 31, 1996
  ----------------  ----------------        ----------------  ----------------

  $     17,417,675  $     10,537,854        $    156,703,443  $    152,820,466
  ----------------  ----------------        ----------------  ----------------
           162,715            42,177               4,843,563         4,547,650

         4,497,850         1,453,661              11,378,927         2,227,691


         1,618,377         1,649,993              15,462,457        17,768,218
  ----------------  ----------------        ----------------  ----------------

         6,278,942         3,145,831              31,684,947        24,543,559
  ----------------  ----------------        ----------------  ----------------

          (134,407)          (35,795)             (4,764,936)       (4,421,473)
                --                --                      --                --

        (1,458,660)         (634,240)             (2,253,139)           (7,294)
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
        (1,593,067)         (670,035)             (7,018,075)       (4,428,767)
  ----------------  ----------------        ----------------  ----------------


         6,345,104         4,424,049              28,395,564        26,178,729
                --                --                      --                --

         1,577,255           662,762               7,017,789         4,428,767
                --                --                      --                --

        (1,566,326)         (682,786)            (28,790,331)      (46,839,311)
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
         6,356,033         4,404,025               6,623,022       (16,231,815)
  ----------------  ----------------        ----------------  ----------------
        11,041,908         6,879,821              31,289,894         3,882,977
  ----------------  ----------------        ----------------  ----------------
  $     28,459,583  $     17,417,675        $    187,993,337  $    156,703,443
  ================  ================        ================  ================


  $         37,253  $          8,945        $        624,636  $        567,503
  ----------------  ----------------        ----------------  ----------------


           397,032           336,046               2,757,711         2,932,312

           107,919            55,106                 699,716           495,015
           (97,875)          (54,225)             (2,774,505)       (5,245,177)

                --                --                      --                --

                --                --                      --                --
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
           407,076           336,927                 682,922        (1,817,850)
  ================  ================        ================  ================

CT&T Funds
Statement of Changes in Net Assets (continued)                                                                     OCTOBER 31, 1997
====================================================================================================================================

                                                        Montag & Caldwell Balanced Fund                Chicago Trust Bond Fund
                                                      -----------------------------------        -----------------------------------
                                                                 Year Ended                                  Year Ended
                                                      October 31, 1997   October 31, 1996        October 31, 1997   October 31, 1996
                                                      ----------------   ----------------        ----------------   ----------------
NET ASSETS at beginning of period.................... $     31,472,671   $     21,908,174        $     79,210,728   $    70,490,335
                                                      ----------------   ----------------        ----------------   ---------------
Increase in net assets
from operations:
  Net investment income..............................          952,704            562,623               6,243,541         4,684,008
  Net realized gain (loss) on investments sold.......        2,102,297          2,720,967                 (36,729)          (21,824)
  Net change in unrealized appreciation
   (depreciation) of investments.....................        7,581,239          1,750,771               2,754,254          (427,461)
                                                      ----------------   ----------------        ----------------   ---------------
  Net increase in net assets
   from operations...................................       10,636,240          5,034,361               8,961,066         4,234,723
                                                      ----------------   ----------------        ----------------   ---------------
Distributions to shareowners from:
  Net investment income..............................         (837,377)          (544,785)             (6,043,358)       (4,576,113)
  Net realized gain on investments...................       (2,702,590)                --                 (16,748)          (26,301)
                                                      ----------------   ----------------        ----------------   ---------------
     Total distributions.............................       (3,539,967)          (544,785)             (6,060,106)       (4,602,414)
                                                      ----------------   ----------------        ----------------   ---------------
Capital share transactions:
  Net proceeds from sales of shares..................       58,631,470         17,019,049              46,817,358        18,394,655
  Issued to shareowners in
   reinvestment of distributions.....................        3,490,623            544,624               4,797,389         4,131,546
  Cost of shares repurchased.........................      (17,971,984)       (12,488,752)            (13,194,258)      (13,438,117)
                                                      ----------------   ----------------        ----------------   ---------------
     Net increase (decrease) from
      capital share transactions.....................       44,150,109          5,074,921              38,420,489         9,088,084
                                                      ----------------   ----------------        ----------------   ---------------
     Total increase (decrease) in net assets.........       51,246,382          9,564,497              41,321,449         8,720,393
                                                      ----------------   ----------------        ----------------   ---------------
NET ASSETS at end of period (including line A)....... $     82,719,053   $     31,472,671        $    120,532,177   $    79,210,728
                                                      ================   ================        ================   ===============
(A) Undistributed (distribution in excess of)
     net investment income........................... $        185,563   $         70,787        $        452,597   $       258,643
                                                      ----------------   ----------------        ----------------   ---------------
OTHER INFORMATION:
Share transactions:
  Sold...............................................        3,939,135          1,269,601               4,734,805         1,866,993
  Issued to shareowners in reinvestment
   of distributions..................................          255,726             41,681                 485,679           422,144
  Repurchased........................................       (1,229,194)          (916,526)             (1,334,065)       (1,373,273)
                                                      ----------------   ----------------        ----------------   ---------------
     Net increase (decrease) in shares outstanding...        2,965,667            394,756               3,886,419           915,864
                                                      ================   ================        ================   ===============

See accompanying Notes to Financial Statements.

  CHICAGO TRUST MUNICIPAL BOND FUND         CHICAGO TRUST MONEY MARKET FUND
------------------------------------      -----------------------------------
           YEAR ENDED                                 YEAR ENDED
OCTOBER 31, 1997    OCTOBER 31, 1996      OCTOBER 31, 1997    OCTOBER 31, 1996
----------------    ----------------      ----------------    ----------------

$  11,186,162       $  11,679,498         $  226,535,616      $ 206,075,314
-------------       -------------         --------------      -------------

      430,579             421,107             12,701,010         10,298,196
        6,147              30,220                     --                 --

      140,720             (54,373)                    --                 --
-------------       -------------         --------------      -------------

      577,446             396,954             12,701,010         10,298,196
-------------       -------------         --------------      -------------

     (426,993)           (419,021)           (12,701,010)       (10,298,196)
           --                  --                     --                 --
-------------       -------------         --------------      -------------

     (426,993)           (419,021)           (12,701,010)       (10,298,196)
-------------       -------------         --------------      -------------

    1,375,126             394,557            569,551,234        494,444,216

       21,748              22,047                434,377            331,446
     (354,281)           (887,873)          (557,969,753)      (474,315,360)
-------------       -------------         --------------      -------------

    1,042,593            (471,269)            12,015,858         20,460,302
 -------------       -------------         --------------      -------------

    1,193,046            (493,336)            12,015,858         20,460,302
-------------       -------------         --------------      -------------

$  12,379,208       $  11,186,162         $  238,551,474      $ 226,535,616
=============       =============         ==============      =============

$      27,456       $      23,870         $           --      $          --
-------------       -------------         --------------      -------------

      135,835              39,198            569,551,234        494,444,216

        2,159               2,203                434,377            331,446
      (35,025)            (87,989)          (557,969,753)      (474,315,360)
-------------       -------------         --------------      -------------

      102,969             (46,588)            12,015,858         20,460,302
=============       =============         ==============      =============


CT&T FUNDS
Financial Highlights                                                                                 October 31, 1997
=====================================================================================================================


                                                                         Montag & Caldwell Growth Fund
                                                          -----------------------------------------------------------
                                                                    Retail Class                Institutional Class
                                                          -----------------------------------  ----------------------
                                                             Year       Year       Period        Year       Period
                                                            Ended      Ended        Ended       Ended        Ended
                                                          10/31/97    10/31/96  10/31/95/(a)/  10/31/97 10/31/96/(b)/
                                                          --------    --------  -------------  -------- -------------
Net Asset Value, Beginning of Period.................     $  17.08    $  13.16       $ 10.00   $  17.08     $  15.59
 Income from Investment Operations:
  Net investment income (loss).......................        (0.05)         --          0.02         --         0.02
  Net realized and unrealized gain
   on investments....................................         5.79        3.93          3.16       5.81         1.49
                                                          --------    --------       -------   --------     --------
   Total from investment operations..................         5.74        3.93          3.18       5.81         1.51
                                                          --------    --------       -------   --------     --------

 Less Distributions:
  Distributions from and in excess
   of net investment income..........................           --       (0.01)        (0.02)        --        (0.02)
  Distributions from net realized
   gain on investments...............................        (0.14)         --            --      (0.14)          --
                                                          --------    --------       -------   --------     --------
     Total distributions.............................        (0.14)      (0.01)        (0.02)     (0.14)       (0.02)
                                                          --------    --------       -------   --------     --------
Net increase in net asset value......................         5.60        3.92          3.16       5.67         1.49
                                                          --------    --------       -------   --------     --------
Net Asset Value, End of Period.......................     $  22.68    $  17.08       $ 13.16   $  22.75     $  17.08
                                                          ========    ========       =======   ========     ========


Total Return/1/......................................        33.82%      29.91%        31.87%     34.26%        9.67%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).................     $479,557    $166,243       $40,355   $268,861     $ 52,407
Ratios of expenses to average net assets:
 Before reimbursement of expenses
  by Advisor/2/......................................         1.24%       1.32%         1.87%      0.93%        0.98%
 After reimbursement of expenses
  by Advisor/2/......................................         1.23%       1.28%         1.30%      0.93%        0.98%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses
  by Advisor/2/......................................        (0.38)%     (0.10)%       (0.36)%    (0.07)%       0.17%
 After reimbursement of expenses
  by Advisor/2/......................................        (0.37)%     (0.06)%        0.20%     (0.06)%       0.17%
Portfolio Turnover...................................        18.65%      26.36%        34.46%     18.65%       26.36%
Average Commission Rate Paid.........................     $ 0.0592    $ 0.0639           N/R   $ 0.0592     $ 0.0639

-----------------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                                Chicago Trust Growth & Income Fund
                                                                -------------------------------------------------------------------
                                                                  Year              Year              Year               Period
                                                                 Ended             Ended             Ended                Ended
                                                                10/31/97          10/31/96          10/31/95          10/31/94/(a)/
                                                                --------          --------          --------          -------------
Net Asset Value, Beginning of Period..........................  $  16.17          $  12.90          $  10.11          $     10.00
                                                                --------          --------          --------          -----------
 Income from Investment Operations:
  Net investment income.......................................      0.08              0.11              0.09                 0.07
  Net realized and unrealized gain on investments.............      3.91              3.34              2.79                 0.10
                                                                --------          --------          --------          -----------
     Total from investment operations.........................      3.99              3.45              2.88                 0.17
                                                                --------          --------          --------          -----------

 Less Distributions:
  Distributions from and in excess of net investment income...     (0.09)            (0.11)            (0.09)               (0.06)
  Distributions from net realized gain on investments.........     (0.34)            (0.07)               --                   --
                                                                --------          --------          --------          -----------
     Total distributions......................................     (0.43)            (0.18)            (0.09)               (0.06)
                                                                --------          --------          --------          -----------
Net increase in net asset value...............................      3.56              3.27              2.79                 0.11
                                                                --------          --------          --------          -----------
Net Asset Value, End of Period................................  $  19.73          $  16.17          $  12.90          $     10.11
                                                                ========          ========          ========          ===========

Total Return/1/...............................................     25.16%            26.98%            28.66%                1.73%

Ratios/supplemental Data:
Net Assets, End of Period (in 000's)..........................  $274,608          $205,133          $172,296          $    12,282
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      1.12%             1.15%             1.50%                2.21%
 After reimbursement of expenses by Advisor/2/................      1.07%/3/          1.00%             1.09%/4/             1.20%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      0.36%             0.62%             0.33%               (0.15)%
 After reimbursement of expenses by Advisor/2/................      0.41%             0.77%             0.74%                0.86%
Portfolio Turnover............................................     30.58%            25.48%             9.00%               37.01%
Average Commission Rate Paid..................................  $ 0.0530          $ 0.0571               N/R                  N/R

----------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
/3/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
/4/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
(a) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                                     Chicago Trust Talon Fund
                                                                -------------------------------------------------------------------
                                                                  Year              Year              Year               Period
                                                                 Ended             Ended             Ended                Ended
                                                                10/31/97          10/31/96          10/31/95          10/31/94/(a)/
                                                                --------          --------          --------          -------------
Net Asset Value, Beginning of Period..........................  $  14.39          $  12.07          $  10.25          $     10.00
                                                                --------          --------          --------          -----------
 Income from Investment Operations:
  Net investment income.......................................      0.11              0.04              0.09                 0.02
  Net realized and unrealized gain on investments
  and options.................................................      4.38              3.01              1.84                 0.23
                                                                --------          --------          --------          -----------
     Total from investment operations.........................      4.49              3.05              1.93                 0.25
                                                                --------          --------          --------          -----------

 Less Distributions:
  Distributions from and in excess of net investment income...     (0.09)            (0.03)            (0.11)                  --
  Distributions from net realized gain on investments.........     (1.19)            (0.70)               --                   --
                                                                --------          --------          --------          -----------
     Total distributions......................................     (1.28)            (0.73)            (0.11)                  --
                                                                --------          --------          --------          -----------
Net increase in net asset value...............................      3.21              2.32              1.82                 0.25
                                                                --------          --------          --------          -----------
Net Asset Value, End of Period................................  $  17.60          $  14.39          $  12.07          $     10.25
                                                                ========          ========          ========          ===========

Total Return/1/...............................................     33.47%            26.51%            18.92%                2.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)..........................  $ 28,460          $ 17,418          $ 10,538          $     4,355
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      1.67%             1.98%             3.04%                7.82%
 After reimbursement of expenses by Advisor/2/................      1.30%             1.30%             1.30%                1.30%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      0.34%            (0.38)%           (0.97)%              (4.13)%
 After reimbursement of expenses by Advisor/2/................      0.71%             0.30%             0.77%                2.39%
Portfolio Turnover............................................    112.72%           126.83%           229.43%               33.66%
Average Commission Rate Paid..................................  $ 0.0591          $ 0.0612               N/R                  N/R

----------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
(a)  Chicago Trust Talon Fund commenced investment operations on
     September 19, 1994.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                            October 31, 1997
--------------------------------------------------------------------------------

                                                     Chicago Trust Balanced Fund
                                               ---------------------------------------
                                                 Year        Year          Period
                                                 Ended       Ended          Ended
                                               10/31/97     10/31/96     10/31/95/(a)/
                                               --------     --------     -------------
Net Asset Value, Beginning of Period.........  $   9.60     $   8.43        $   8.34
                                               --------     --------        --------
  Income from Investment Operations:
    Net investment income....................      0.28         0.27            0.03
    Net realized and unrealized gain on
     investments.............................      1.60         1.16            0.06
                                               --------     --------        --------
      Total from investment operations.......      1.88         1.43            0.09
                                               --------     --------        --------

  Less Distributions:
    Distributions from and in excess of net
     investment income.......................     (0.28)       (0.26)             --
    Distributions from net realized gain on
     investments.............................     (0.14)          --              --
                                               --------     --------        --------
      Total distributions....................     (0.42)       (0.26)             --
                                               --------     --------        --------
Net increase in net asset value..............      1.46         1.17            0.09
                                               --------     --------        --------
Net Asset Value, End of Period...............  $  11.06     $   9.60        $   8.43
                                               ========     ========        ========
Total return/1/..............................     20.10%       17.21%           1.08%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).........  $187,993     $156,703        $152,820
Ratios of expenses to average net assets:
  Before reimbursement of expenses by
   Advisor/2/................................      1.13%        1.17%           1.19%
  After reimbursement of expenses by
   Advisor/2/................................      1.07%/3/     1.00%           1.00%
Ratios of net investment income to average
 net assets:
  Before reimbursement of expenses by
   Advisor/2/................................      2.70%        2.79%           2.56%
  After reimbursement of expenses by
   Advisor/2/................................      2.76%        2.96%           2.73%
Portfolio Turnover...........................     34.69%       34.29%           0.72%
Average Commission Rate Paid.................  $ 0.0576     $ 0.0596             N/R

------------------------------------
/1/  Not Annualized.
/2/  Annualized.
/3/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a)  Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation
     Fund) commenced investment operations on September 21, 1995.
N/R: Not Required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                   Montag & Caldwell Balanced Fund
                                                               ----------------------------------------
                                                                Year          Year          Period
                                                                Ended         Ended          Ended
                                                               10/31/97      10/31/96     10/31/95/(a)/
                                                               --------      --------     -------------
Net Asset Value, Beginning of Period........................... $ 14.29       $ 12.12        $ 10.00
                                                                -------       -------        -------
 Income from Investment Operations:
   Net investment income.......................................    0.25          0.27           0.26
   Net realized and unrealized gain on investments.............    2.93          2.17           2.09
                                                                -------       -------        -------
         Total from investment operations......................    3.18          2.44           2.35
                                                                -------       -------        -------

 Less Distributions:
   Distributions from and in excess of net investment income...   (0.25)        (0.27)         (0.23)
   Distributions from net realized gain on investments.........   (1.21)           --             --
                                                                -------       -------        -------
         Total distributions...................................   (1.46)        (0.27)         (0.23)
                                                                -------       -------        -------
Net increase in net asset value................................    1.72          2.17           2.12
                                                                -------       -------        -------
Net Asset Value, End of Period................................. $ 16.01       $ 14.29        $ 12.12
                                                                =======       =======        =======

Total Return/1/................................................   24.26%        20.37%         23.75%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)........................... $82,719       $31,473        $21,908
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor/2/...............    1.33%         1.58%          2.50%
  After reimbursement of expenses by Advisor/2/................    1.25%         1.25%          1.25%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor/2/...............    1.70%         1.83%          1.38%
  After reimbursement of expenses by Advisor/2/................    1.78%         2.16%          2.63%
Portfolio Turnover.............................................   28.13%        43.58%         27.33%
Average Commission Rate Paid................................... $0.0591       $0.0644            N/R
----------------------------------------------------------

  /1/ Not Annualized.
  /2/ Annualized.
  (a) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
N/R:  Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                        Chicago Trust Bond Fund
                                                            --------------------------------------------------
                                                              Year         Year         Year        Period
                                                              Ended       Ended         Ended       Ended
                                                            10/31/97     10/31/96     10/31/95   10/31/94/(a)/
                                                            --------     --------     --------   -------------
Net Asset Value, Beginning of Period....................... $   9.89      $  9.94      $  9.21      $ 10.00
                                                            --------      -------      -------      -------
  Income from Investment Operations:
    Net investment income..................................     0.61         0.60         0.60         0.50
    Net realized and unrealized gain (loss) on investments.     0.23        (0.05)        0.73        (0.82)
                                                            --------      -------      -------      -------
         Total from investment operations..................     0.84         0.55         1.33        (0.32)
                                                            --------      -------      -------      -------

  Less distributions from and in excess
   of net investment income................................    (0.60)       (0.60)       (0.60)       (0.47)
                                                            --------      -------      -------      -------
Net increase (decrease) in net asset value.................     0.24        (0.05)        0.73        (0.79)
                                                            --------      -------      -------      -------
Net Asset Value, End of Period............................. $  10.13      $  9.89      $  9.94      $  9.21
                                                            ========      =======      =======      =======

Total Return/1/............................................     8.84%        5.76%       14.89%       (3.23)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)....................... $120,532      $79,211      $70,490      $12,546
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor/2/...........     1.02%        1.10%        1.54%        2.02%
  After reimbursement of expenses by Advisor/2/............     0.80%        0.80%        0.80%        0.80%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor/2/...........     6.02%        5.89%        5.78%        4.83%
  After reimbursement of expenses by Advisor/2/............     6.24%        6.19%        6.52%        6.05%
Portfolio Turnover.........................................    17.76%       41.75%       68.24%       20.73%
------------------------------------------------------------------

 /1/  Not Annualized.
 /2/  Annualized.
 (a)  Chicago Trust Bond Fund commenced investment operations on December 13,
      1993.

See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                           October 31, 1997
===============================================================================

                                                                                Chicago Trust Municipal Bond Fund
                                                                      -----------------------------------------------------
                                                                        Year          Year         Year          Period
                                                                        Ended         Ended        Ended          Ended
                                                                       10/31/97     10/31/96     10/31/95     10/31/94/(a)/
                                                                      ---------     --------     --------     -------------
Net Asset Value, Beginning of Period.............................     $   10.06     $  10.08     $   9.56     $       10.00
                                                                      ---------     --------     --------     -------------
 Income from Investment Operations:
  Net investment income..........................................          0.38         0.38         0.35              0.27
  Net realized and unrealized gain (loss) on investments.........          0.12        (0.02)        0.52             (0.46)
                                                                      ---------     --------     --------     -------------
     Total from investment operations............................          0.50         0.36         0.87             (0.19)
                                                                      ---------     --------     --------     -------------

  Less distributions from and in excess
    of net investment income.....................................         (0.37)       (0.38)       (0.35)            (0.25)
                                                                      ---------     --------     --------     -------------
Net increase (decrease) in net asset value.......................          0.13        (0.02)        0.52             (0.44)
                                                                      ---------     --------     --------     -------------
Net Asset Value, End of Period...................................     $   10.19     $  10.06     $  10.08     $        9.56
                                                                      =========     ========     ========     =============
Total Return/1/..................................................          5.13%        3.59%        9.29%            (1.92)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).............................     $  12,379     $ 11,186     $ 11,679     $      10,462
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/..................          1.64%        1.53%        2.16%             2.09%
 After reimbursement of expenses by Advisor/2/...................          0.90%        0.90%        0.90%             0.90%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/..................          3.00%        3.11%        2.37%             1.90%
 After reimbursement of expenses by Advisor/2/...................          3.74%        3.74%        3.63%             3.09%
Portfolio Turnover...............................................         16.19%       27.47%       42.81%            14.85%

-----------------------------------------------------------------
 /1/  Not Annualized.
 /2/  Annualized.
 (a) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.


See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                           October 31, 1997
===============================================================================

                                                                          Chicago Trust Money Market Fund
                                                                 --------------------------------------------------
                                                                   Year         Year        Year        Period
                                                                  Ended        Ended       Ended         Ended
                                                                 10/31/97    10/31/96     10/31/95    10/31/94/(a)/
                                                                 --------    --------     --------    -------------
Net Asset Value, Beginning of Period........................     $   1.00    $   1.00     $   1.00    $        1.00
                                                                 --------    --------     --------    -------------
 Income from Investment Operations:
  Net investment income.....................................         0.05        0.05         0.05             0.03
                                                                 --------    --------     --------    -------------
 Less Distributions from net investment income..............        (0.05)      (0.05)       (0.05)           (0.03)
                                                                 --------    --------     --------    -------------
Net Asset Value, End of Period..............................     $   1.00    $   1.00     $   1.00    $        1.00
                                                                 ========    ========     ========    =============

Total Return/1/.............................................         5.15%       5.14%        5.56%            3.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)........................     $238,551    $226,536     $206,075    $     122,929
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/.............         0.56%       0.59%        0.63%            0.64%
 After reimbursement of expenses by Advisor/2/..............         0.50%       0.50%        0.43%/3/         0.40%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/.............         5.00%       4.93%        5.24%            3.49%
 After reimbursement of expenses by Advisor/2/..............         5.06%       5.02%        5.44%            3.73%

---------------------------------------------------------------------
 /1/  Not Annualized.
 /2/  Annualized.
 /3/ The Advisor's expenses reimbursement level, which affects the net expenses ratio, changed from 0.40% to 0.50% on July 12, 1995.
 (a) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.


See accompanying Notes to Financial Statements.

CT&T Funds
Notes to Financial Statements                                   October 31, 1997
================================================================================

Note (A) Significant Accounting Policies: CT&T Funds (the "Company") operates as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Balanced Fund (formerly Chicago Trust Asset Allocation Fund) (the "CT Balanced Fund"), Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offered two classes of shares: Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. ("Talon") to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The CT Balanced Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995 .

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

CT&T Funds
Notes to Financial Statements - continued                       October 31, 1997
================================================================================

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 (1) Security Valuation: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

 (2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

 (3) Derivative Financial Instruments: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

 An option contract gives the buyer the right, but not the obligation to buy
 (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

 Transactions in purchased options for the Talon Fund for the year ended October 31, 1997 were as follows:

                                                                      Contracts     Premium
                                                                      ---------    ---------

 Outstanding at October 31, 1996....................................          0    $       0
 Options purchased (Net)............................................        215     (305,450)
 Options exercised or terminated in closing transactions (Net)......        (65)      61,450
 Options expired (Net)..............................................       (100)     123,875
                                                                           ----    ---------
 Outstanding at October 31, 1997....................................         50    $(120,125)
                                                                           ====    =========

 (4) Mortgage Backed Securities: The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies - Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private,

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(5) Investment Income And Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

(6) Federal Income Taxes: The Funds have elected to be treated a "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the losses amounted to $91,110 for the Municipal Bond Fund and $25,289 for the Bond Fund, which will expire October 31, 2003 and October 31, 2005, respectively.

Net realized gains or losses may differ for financial and tax reporting purposes for the Talon Fund, the M&C Balanced Fund and the Growth Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold and as a result of gains or losses recognized for tax purposes on the mark-to-market of open options transactions at October 31, 1997.

(7) Dividends and Distributions: Dividends and distributions to shareowners are recorded on the ex-dividend date.

(8) Organization Costs: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Funds' and the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; and September 21, 1995 for the CT Balanced Fund.

(9) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note (B) Dividends from Net Investment Income and Distributions of Capital
Gains: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund are due to different class expenses. For the year ended October 31, 1997, 100.00% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the period, the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund and the Bond Fund paid 28% rate gain distributions of $1,879,416, $1,444,866, $973,259, $205, $2,336,074 and $16,748,
respectively. In January 1998, the Funds will provide tax information to shareowners for the 1997 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $21,494, $11,440 and $551 were reclassified at October 31, 1997 from accumulated net realized gain on investments to undistributed net investment income in the CT Balanced Fund, the Bond Fund and the M&C Balanced Fund, respectively, due to losses on paydown adjustments from mortgage backed securities. In addition, permanent book and tax basis differences in the Bond Fund relating to the sale of interest only securities totaling $5,211 were reclassified from accumulated net realized gain to undistributed net investment income.

The Growth Fund had a net operating loss for tax purposes, net of short-term capital gains, of $187,503 for the year ended October 31, 1997. In addition, the Growth Fund made required distributions of class specific allocations of net investment income of $26,630 to the institutional class shareowners. These amounts, along with the distribution in excess as of October 31, 1996 of $73,703, were reclassified from undistributed net investment income to capital paid-in as permanent differences at October 31, 1997.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

All of the income dividends paid by each fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 21%, 70%, 8% and 17%, for the CT Balanced Fund, the Growth & Income Fund, the Talon Fund and the M&C Balanced Fund, respectively.

Note (C) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1997, Chicago Trust owned 2,500, 2,500 and 1,002,500 shares of the Growth & Income Fund, the Bond Fund and the Municipal Bond Fund, respectively.

Note (D) Investment Transactions: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 1997 were:

                                 Aggregate         Proceeds from
                                 Purchases             Sales
                                 ---------         -------------
Growth Fund                     $483,482,033         $84,626,624
Growth & Income Fund              84,712,809          69,309,780
Talon Fund                        24,428,453          20,975,822
Ct Balanced Fund                  61,644,515          55,976,823
M&C Balanced Fund                 61,424,202          14,486,433
Bond Fund                         60,725,202          16,480,883
Municipal Bond Fund                2,979,200           1,817,090

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

Note (E) Advisory, Administration and Distribution Services Agreements: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the CT Balanced Fund, 0.75% for the M&C Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.10%, 1.30%, 1.10%, 1.25%, 0.80%, 0.90% and 0.50%, respectively.
Such expense reimbursements may be terminated at the discretion of the Advisors. For the year ended October 31, 1997, the Advisors reimbursed expenses of $0 and $41,428 for the Growth Fund (Institutional Class and Retail Class), $129,857 for the Growth & Income Fund, $85,596 for the Talon Fund, $102,203 for the CT Balanced Fund, $44,973 for the M&C Balanced Fund, $221,539 for the Bond Fund, $85,359 for the Municipal Bond Fund and $142,332 for the Money Market Fund.

Effective June 1, 1997, First Data Investor Services Group, Inc. ("Investor Services Group") replaced FPS Services, Inc. as sub-administrator of the Funds. Chicago Trust is the Funds' Administrator. For services provided as the Funds' Administrator, Chicago Trust receives the following fees, which are paid in total to Investor Services Group.

                    Administration Fees                                                       Custody Liaison Fees
                    -------------------                                                       --------------------
Fee (% of Funds' aggregate         Average Daily Net Assets                        Annual Fee          Average Daily Net Assets
---------------------------        ------------------------                        ----------          ------------------------
     daily net assets)                                                             (Per Fund)                 (per Fund)
     -----------------                                                             ----------                 ----------
           0.060                        up to $2 billion                            $10,000                up to $100 million
           0.045                   $2 billion to $3.5 billion                       $15,000           $100 million to $500 million
           0.040                       over $3.5 billion                            $20,000                over $500 million

Effective June 1, 1997, First Data Distributors, Inc. replaced FPS Broker Services, Inc. as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have a distribution plan.

For the year ended October 31, 1997, the class specific expenses of the Growth Fund were:

                                       Class N (Retail)      Class I (Institutional)
Transfer agent fees.....................     $ 158,588               $ 8,978
Registration expenses...................       151,157                58,524
Legal fees..............................        21,778                 8,983
Report to shareowner expense............        19,597                14,159

Certain officers and trustees of the Funds are also officers and directors of Chicago Trust. The Funds do not compensate its officers or affiliated trustees. Effective January 1, 1997, the Company pays each unaffiliated trustee $1,500 per Board of Trustees meeting attended and an annual retainer of $1,500.

Independent Auditors' Report


The Board of Trustees and Shareowners of CT&T Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CT&T Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of CT&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the CT&T Funds as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Chicago, Illinois
December 16, 1997

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


CT&T Funds
Trustees & Officers
--------------------------------------------------------------------------------
                TRUSTEES                                OFFICERS
       Leonard F. Amari, Trustee*                  Kenneth C. Anderson
                                                        President

       Stuart D. Bilton, Chairman                     David F. Seng
                                                  Senior Vice President

      Dorothea C. Gilliam, Trustee                Gerald F. Dillenburg
                                         Vice President, Secretary and Treasurer

       Gregory T. Mutz, Trustee*                  Thomas J. Adams, III
                                                     Vice President

        Nathan Shapiro, Trustee*                        CUSTODIAN
                                                       Bankers Trust
                                                   One Bankers Trust Place
                                                  New York, New York 10001
                ADVISORS
       The Chicago Trust Company                      LEGAL COUNSEL
         171 North Clark Street                Sonnenschein Nath & Rosenthal
      Chicago, Illinois 60601-3294                   8000 Sears Tower
                                                 Chicago, Illinois 60606
        Montag & Caldwell, Inc.
     1100 Atlanta Financial Center                     AUDITOR
        3343 Peachtree Road, NE                   KPMG Peat Marwick LLP
         Atlanta, GA 30326-1450                   303 East Wacker Drive
                                                 Chicago, Illinois 60601
          SHAREOWNER SERVICES
First Data Investor Services Group, Inc.
          4400 Computer Drive
         Westborough, MA 01581

              DISTRIBUTOR
     First Data Distributors, Inc.
          4400 Computer Drive
         Westborough, MA 01581





         *Unaffiliated Trustees

                 Distributed by First Data Distributors, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.